                                                                  Exhibit 10(ix)


                             AMENDED AND RESTATED
                        LOAN  AND  SECURITY  AGREEMENT

                           Dated: December 9, 1999


                          FLEET CAPITAL CORPORATION,
                                   as Lender

                                      to

                   AVALON CORRECTIONAL SERVICES, INC. f/k/a
                        AVALON COMMUNITY SERVICES, INC.

                                      and

                      SOUTHERN CORRECTIONS SYSTEMS, INC.,

                                 as Borrowers

                                      and

                      CENTRAL OKLAHOMA PROPERTIES CORP.,

                                      and

                          ELK CITY PROPERTIES, INC.,

                                      and

                         THE VILLA AT GREELEY, L.L.C.

                                 as Guarantors

                               TABLE OF CONTENTS

SECTION 1.        CREDIT FACILITY                                             1
     1.1  Revolving Credit Loans............................................. 1
          1.1.1   Loans and Reserves......................................... 1
          1.1.2   Use of Proceeds............................................ 2
     1.2  Term Loan.......................................................... 2
     1.3  [RESERVED FOR FUTURE USE].......................................... 2
     1.4  Joint and Several Liability; Rights of Contribution................ 2
     1.5  Structure of Credit Facility....................................... 3

SECTION 2.        INTEREST, FEES AND CHARGES................................. 4
     2.1  Interest........................................................... 4
          2.1.1   Rates of Interest.......................................... 4
          2.1.2   Default Rate of Interest................................... 5
          2.1.3   Maximum Interest........................................... 5
     2.2  Computation of Interest and Fees................................... 7
     2.3  LIBOR Option....................................................... 7
     2.4  Closing Fee........................................................ 8
     2.5  Unused Line Fee.................................................... 8
     2.6  Audit and Appraisal Fees........................................... 8
     2.7  Reimbursement of Expenses.......................................... 8
     2.8  Bank Charges....................................................... 9

SECTION 3.        LOAN  ADMINISTRATION....................................... 9
     3.1  Manner of Borrowing Revolving Credit Loans......................... 9
          3.1.1   Loan Requests.............................................. 9
          3.1.2   Disbursement...............................................10
          3.1.3   Authorization..............................................10
     3.2  Payments...........................................................10
          3.2.1   Principal..................................................10
          3.2.2   Interest...................................................11
          3.2.3   Costs, Fees and Charges....................................11
          3.2.4   Other Obligations..........................................11
     3.3  Mandatory Prepayments..............................................11
          3.3.1   Proceeds of Sale, Loss, Destruction or Condemnation
                    of Collateral............................................11
     3.4  Application of Payments and Collections............................12
     3.5  All Loans to Constitute One Obligation.............................12
     3.6  Loan Account.......................................................12
     3.7  Statements of Account..............................................12

SECTION 4.        TERM AND TERMINATION.......................................13
     4.1  Term of Agreement..................................................13
     4.2  Termination........................................................13
          4.2.1   Termination by Lender......................................13
          4.2.2   Termination by Borrower....................................13
          4.2.3   Termination Charges........................................13
          4.2.4   Effect of Termination......................................13

SECTION 5.        SECURITY INTERESTS.........................................14
     5.1  Security Interest in Collateral....................................14
     5.2  Cross-Collateralization............................................15
     5.3  Lien Perfection; Further Assurances................................15
     5.4  Lien on Realty.....................................................15

SECTION 6.        COLLATERAL ADMINISTRATION..................................15
     6.1  General............................................................15
          6.1.1   Location of Collateral.....................................15
          6.1.2   Insurance of Collateral....................................16
          6.1.3   Protection of Collateral...................................16
     6.2  Administration of Accounts.........................................16
          6.2.1   Records, Schedules and Assignments of Accounts.............16
          6.2.2   Discounts, Allowances, Disputes............................17
          6.2.3   Taxes......................................................17
          6.2.4   Account Verification.......................................17
          6.2.5   Maintenance of Dominion Account............................17
          6.2.6   Collection of Accounts, Proceeds of Collateral.............18
     6.3  [RESERVED FOR FUTURE USE]..........................................18
     6.4  Administration of Equipment........................................18
          6.4.1   Records and Schedules of Equipment.........................18
          6.4.2   Dispositions of Equipment..................................18
          6.4.3   Condition of Equipment.....................................19
     6.5  Payment of Charges.................................................19

SECTION 7.        REPRESENTATIONS AND WARRANTIES.............................19
     7.1  General Representations and Warranties.............................19
          7.1.1   Organization and Qualification.............................19
          7.1.2   Corporate Power and Authority..............................19
          7.1.3   Legally Enforceable Agreement..............................20
          7.1.4   Capital Structure..........................................20
          7.1.5   Corporate Names............................................20
          7.1.6   Business Locations; Agent for Process......................20
          7.1.7   Title to Properties; Priority of Liens.....................21
          7.1.8   Accounts...................................................21

          7.1.9   Financial Statements; Fiscal Year..........................22
          7.1.10  Full Disclosure............................................22
          7.1.11  Solvent Financial Condition................................22
          7.1.12  Surety Obligations.........................................22
          7.1.13  Taxes......................................................22
          7.1.14  Brokers....................................................22
          7.1.15  Patents, Trademarks, Copyrights and Licenses...............22
          7.1.16  Governmental Consents......................................23
          7.1.17  Compliance with Laws.......................................23
          7.1.18  Restrictions...............................................23
          7.1.19  Litigation.................................................23
          7.1.20  No Defaults................................................23
          7.1.21  Leases.....................................................23
          7.1.22  Pension Plans..............................................24
          7.1.23  Trade Relations............................................24
          7.1.24  Labor Relations............................................24
     7.2  Continuous Nature of Representations and Warranties................24
     7.3  Survival of Representations and Warranties.........................24

SECTION 8.        COVENANTS AND CONTINUING AGREEMENTS........................25
     8.1  Affirmative Covenants..............................................25
          8.1.1   Visits and Inspections.....................................25
          8.1.2   Notices....................................................25
          8.1.3   Financial Statements.......................................25
          8.1.4   Borrowing Base Certificate.................................27
          8.1.5   Projections................................................27
          8.1.6   Taxes......................................................27
          8.1.7   Compliance with Laws.......................................27
          8.1.8   Certain Other Insurance....................................27
          8.1.9   El Paso Property...........................................27
          8.1.10  Greeley Covenants..........................................27
          8.1.11  Corporate or Name Change...................................28
     8.2  Negative Covenants.................................................28
          8.2.1   Mergers; Consolidations; Acquisitions......................28
          8.2.2   Loans......................................................28
          8.2.3   Total Indebtedness.........................................28
          8.2.4   Affiliate Transactions.....................................29
          8.2.5   Limitation on Liens........................................29
          8.2.6   Subordinated Debt..........................................30
          8.2.7   Distributions..............................................30
          8.2.8   Capital Expenditures.......................................30
          8.2.9   Disposition of Assets......................................31
          8.2.10  Stock of Subsidiaries......................................31

            8.2.11  Restricted Investment....................................31
            8.2.12  Operating Leases.........................................31
            8.2.13  Tax Consolidation........................................31
            8.2.14  Emerald Square...........................................31
            8.2.15  Modification of Convertible Notes........................31
            8.2.16  Construction or Acquisition of New Facilities............31
            8.2.17  Certain Agreements.......................................32
     8.3    Specific Financial Covenants.....................................32
            8.3.1   Fixed Charge Ratio.......................................32
            8.3.2   Total Liabilities to Tangible Net Worth..................33
            8.3.3   EBITDA...................................................33

SECTION 9.        CONDITIONS PRECEDENT.......................................34
     9.1    Documentation....................................................34
     9.2    No Default.......................................................34
     9.3    Other Loan Documents.............................................34
     9.4    Opinion Letters..................................................34
     9.5    Disbursement Letter..............................................34
     9.6    No Litigation....................................................34
     9.7    Subordination Agreements.........................................34

SECTION 10.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON
                       DEFAULT...............................................35
     10.1   Events of Default................................................35
            10.1.1  Payment of Obligations...................................35
            10.1.2  Misrepresentations.......................................35
            10.1.3  Breach of Specific Covenants.............................35
            10.1.4  Breach of Other Covenants................................35
            10.1.5  Default Under Security Documents/Other Agreements........35
            10.1.6  Other Defaults...........................................35
            10.1.7  Uninsured Losses.........................................36
            10.1.8  Insolvency and Related Proceedings.......................36
            10.1.9  Business Disruption; Condemnation........................36
            10.1.10 Change of Control........................................36
            10.1.11 ERISA....................................................36
            10.1.12 Challenge to Agreement...................................37
            10.1.13 Repudiation of or Default Under Guaranty Agreement.......37
            10.1.14 Criminal Forfeiture......................................37
            10.1.15 Judgments................................................37
            10.1.16 Emerald Square...........................................37
     10.2   Acceleration of the Obligations..................................37
     10.3   Other Remedies...................................................37
     10.4   Remedies Cumulative; No Waiver...................................38

SECTION 11.       MISCELLANEOUS..............................................39
     11.1   Power of Attorney................................................39
     11.2   Indemnity........................................................40
     11.3   Modification of Agreement; Sale of Interest......................41
     11.4   Severability.....................................................41
     11.5   Successors and Assigns...........................................41
     11.6   Cumulative Effect; Conflict of Terms.............................41
     11.7   Execution in Counterparts........................................42
     11.8   Notice...........................................................42
     11.9   Lender's Consent.................................................43
     11.10  Credit Inquiries.................................................43
     11.11  Time of Essence..................................................43
     11.12  Entire Agreement, Appendix A and Exhibits and Schedules..........43
     11.13  Interpretation...................................................43
     11.14  GOVERNING LAW; CONSENT TO FORUM..................................43
     11.15  WAIVERS  BY  THE LOAN PARTIES....................................44
     11.16  ORAL  AGREEMENTS  INEFFECTIVE....................................45
     11.17  Nonapplicability of Chapter 346 et seq. of Texas Finance Code....45
     11.18  Certain Matters of Construction..................................45

               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of December 9, 1999, is by and among FLEET CAPITAL CORPORATION ("Lender"), a Rhode
                                                              ------
Island corporation with an office at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225; AVALON CORRECTIONAL SERVICES, INC. f/k/a Avalon Community Services, Inc. ("Avalon"), a Nevada corporation with its chief executive offices and principal
  ------
place of business at 13401 Railway Drive, Oklahoma City, Oklahoma 73114, and SOUTHERN CORRECTIONS SYSTEMS, INC. ("Southern"), an Oklahoma corporation with
                                      --------
its chief executive offices and principal place of business at 13401 Railway Drive, Oklahoma City, Oklahoma 73114 (Avalon and Southern being referred to collectively, and jointly and severally, as "Borrowers" and individually as a
                                             ---------
"Borrower"); and CENTRAL OKLAHOMA PROPERTIES CORP., ("Central"), an Oklahoma
---------                                             -------
corporation with its chief executive offices and principal place of business at 13401 Railway Drive, Oklahoma City, Oklahoma 73114, ELK CITY PROPERTIES, INC.

("Elk City"), an Oklahoma corporation with its chief executive offices and
----------
principal place of business at 13401 Railway Drive, Oklahoma City, Oklahoma 73114, THE VILLA AT GREELEY, L.L.C. ("The Villa"), a Colorado limited liability
                                     ----------
company with its chief executive offices and principal place of business at 13401 Railway Drive, Oklahoma City, Oklahoma 73114 (Central, Elk City and The Villa being referred to collectively, and jointly and severally, as "Guarantors"
                                                                     ----------
and individually as "Guarantor").  This Agreement amends and restates that
                     ---------
certain Loan and Security Agreement dated as of February 25, 1999, by and among Lender, Borrowers, and Guarantors as amended by that certain (A) First Amendment to Loan and Security Agreement dated as of May 21, 1999, and (B) Second Amendment to Loan and Security Agreement dated as of June 9, 1999 (as amended, the "Original Agreement").
     ------------------

     Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.
                                      ----------
Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

 SECTION 1.         CREDIT  FACILITY

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to Sixteen Million Five Hundred Thousand and No/100 Dollars ($16,500,000.00) available upon Borrowers' request therefor, as follows:

      1.1 Revolving Credit Loans.
          ----------------------

          1.1.1     Loans and Reserves.  Lender agrees, for so long as no
                    ------------------
Default or Event of Default exists, to make Revolving Credit Loans to Borrowers from time to time, as requested by Borrowers in the manner set forth in Section
                                                                        -------
3.1.1, up to a maximum principal amount at any time outstanding equal to the
-----
lesser of (A) the Borrowing Base at such time, or (B) the Revolving Credit

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 1

Loan Commitment. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate in its reasonable discretion, against the amount of Revolving Credit Loans which Borrowers may otherwise request under this Section 1.1.1. Regardless
                                                       -------------
of whether the unpaid principal balance of the Revolving Credit Loans should at any time exceed the amounts permitted by this Section 1.1.1, all Revolving
                                              -------------
Credit Loans shall constitute Obligations that are secured by the Collateral and entitled to all the benefits thereof.

          1.1.2     Use of Proceeds.  The Revolving Credit Loans shall be used
                    ---------------
solely for Borrowers' general operating capital needs and in a manner consistent with the provisions of this Agreement and all applicable laws. In no event shall any proceeds of any Revolving Credit Loans be used to purchase or to carry, reduce, retire or refinance any Indebtedness incurred to purchase or carry any margin stock (within the meaning of regulations relating to carrying margin stock as promulgated of the Federal Reserve Board from time to time).

      1.2 Term Loan.  On the Closing Date, subject to the fulfillment or waiver
          ---------
of all conditions precedent to the effectiveness of this Agreement, Lender shall make a term loan (the "Term Loan") to Borrower in the aggregate principal amount
                       ---------
equal to Thirteen Million Five Hundred Thousand and No/100 Dollars ($13,500,000.00) (the "Term Loan Commitment"). The Term Loan shall be evidenced
                       --------------------
by a promissory note to be executed and delivered by Borrower to Lender on the Closing Date, the form of which is attached hereto and made a part hereof as

Exhibit A (the "Term Note"), shall bear interest as specified in Section 2.1 and
---------       ---------                                        -----------
shall be repayable in accordance with the terms of the Term Note and this Agreement. The Term Loan shall be funded upon the effectiveness of this Agreement. Amounts repaid with respect to the Term Loan may not be reborrowed.

      1.3 [RESERVED FOR FUTURE USE]
          -------------------------

      1.4 Joint and Several Liability; Rights of Contribution.
          ---------------------------------------------------

          (A) Each Borrower states and acknowledges that: (i) pursuant to this Agreement, Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity and that this Agreement reflects the establishment of a credit facility which would not otherwise be available to any Borrower if each Borrower were not jointly and severally liable for payment of all of the Obligations;
(ii) it has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the obligations of Lender hereunder and a desire of the Borrowers that each Borrower execute and deliver to Lender this Agreement; and (iv) Borrowers have requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

          (B) Each Borrower hereby irrevocably and unconditionally: (i) agrees that it is jointly and severally liable to Lender for the full and prompt payment of the Obligations and the performance by each Borrower of its obligations hereunder in accordance with the terms hereof; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and
(iii) agrees as a primary

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 2 obligation to indemnify Lender on demand for and against any loss incurred by Lender as a result of any of the Obligations of any one or more of the Borrowers being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to Lender or any Person, the amount of such loss being the amount which Lender would otherwise have been entitled to recover from any one or more of the Borrowers.

          (C) It is the intent of each Borrower that the indebtedness, Obligations and liability hereunder of neither of them be subject to challenge on any basis, including, without limitation, pursuant to any applicable fraudulent conveyance or fraudulent transfer laws. Accordingly, as of the date hereof, the liability of each Borrower under this Section 1.4, together with all
                                                  -----------
of its other liabilities to all Persons as of the date hereof and as of any other date on which a transfer or conveyance is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing Indebtedness as the same become absolute and matured ("Dated Liabilities") is, and is to be, less than the amount of the aggregate of
  -----------------
a fair valuation of its property as of such corresponding date ("Dated Assets").
                                                                 ------------
To this end, each Borrower under this Section 1.4, (i) grants to and recognizes
                                      -----------
in each other Borrower, ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such Borrower or, as the case may be, (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from each of the other Borrowers in the amount, if any, by which the Dated Liabilities of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such Borrower under this Section 1.4. In recognizing the value of the Dated
                         -----------
Assets and the Dated Liabilities, it is understood that Borrowers will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section 1.4 that each Borrower recognizes
                                   -----------
rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder. In addition to and not in limitation of the foregoing provisions of this Section 1.4, Borrowers and Lender hereby agree and
                             -----------
acknowledge that it is the intent of each Borrower and of Lender that the obligations of each Borrower hereunder be in all respects in compliance with, and not be voidable pursuant to, applicable fraudulent conveyance and fraudulent transfer laws.

      1.5 Structure of Credit Facility.  Each Borrower agrees and acknowledges
          ----------------------------
that the present structure of the credit facilities detailed in this Agreement is based in part upon the financial and other information presently known to Lender regarding each Borrower, the corporate structure of Borrowers, and the present financial condition of each Borrower. Upon or after the occurrence of an Event of Default and so long as it is continuing, each Borrower hereby agrees that Lender shall have the right, in its sole credit judgment, to require that any or all of the following changes be made to these credit facilities: (i) restrict loans and advances between Borrowers, (ii) establish separate lockbox and Dominion Accounts for each Borrower, (iii) separate the Loans into separate loans to each of the Borrowers as shall be determined by Lender, and (iv) establish such other procedures as

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - 3 shall be reasonably deemed by Lender to be useful in tracking where Loans are made under this Agreement and the source of payments received by Lender on such Loans.

 SECTION 2.         INTEREST,  FEES  AND  CHARGES

      2.1 Interest.
          --------

           2.1.1    Rates of Interest.
                    -----------------

          (A) Interest shall accrue on the Base Rate Portion outstanding at the end of each day (computed on the basis of a calendar year of 360 days and actual days elapsed) at a fluctuating rate per annum equal to the sum of the Base Rate Margin applicable to the Base Rate Portion plus the Base Rate. After the date
                                           ----
hereof, the foregoing rates of interest shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective on the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof.

          (B) Interest shall accrue on each LIBOR Portion outstanding at the end of each day (computed on the basis of a calendar year of 360 days and actual days elapsed) at rates equal to the sum of the LIBOR Rate applicable to each such LIBOR Portion plus the LIBOR Margin applicable to the LIBOR Portion.
                   ----

               Base Rate Margin shall mean (i) with respect to the Base Rate
               ----------------
     Portion, as of the Closing Date, 1.00% per annum, and (ii) thereafter, as of January 1, April 1, July 1 and October 1 of each year (each, an

     "Adjustment Date"), commencing on the first Adjustment Date on or after
     ----------------
     April 1, 2000 on which Avalon, on a consolidated basis, shall have achieved a Pro Forma Fixed Charge Coverage Ratio for the trailing twelve month period ending on the last day immediately prior to such Adjustment Dates of not less than 1:1 for two (2) consecutive calendar quarters (the

     "Triggering Date"), the Base Rate Margin shall be adjusted, if necessary,
     ----------------
     to the applicable percent per annum set forth in the pricing table below opposite the ratio of Senior Debt to EBITDA calculated for the trailing twelve month period ending on the last day of the most recently completed calendar quarter prior to the applicable Adjustment Date for which Lender has received the Compliance Certificate required by Section 8.1.3 (each
                                                         -------------
     such period, a "Calculation Period").
                     ------------------

               LIBOR Margin shall mean shall mean (i) with respect to the LIBOR
               ------------
     Portion, as of the Closing Date, 3.50% per annum, and (ii) thereafter, as of each Adjustment Date, commencing on the Triggering Date, the LIBOR Margin shall be adjusted, if necessary, to

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 4 the applicable percent per annum set forth in the pricing table below opposite the ratio of Senior Debt to EBITDA calculated for the applicable Calculation Period.

                                 PRICING TABLE
                                 -------------

=============================================================================
            Senior Debt to EBITDA            Base Rate Margin   LIBOR Margin
-----------------------------------------------------------------------------
Equal to or greater than 3.00:1                    .50%            3.00%
-----------------------------------------------------------------------------
Greater than or equal to 2.50:1, but less
than 3.00:1                                        .25%            2.75%
-----------------------------------------------------------------------------
Greater than or equal to 2.25:1, but less
than 2.50:1                                        .25%            2.50%
-----------------------------------------------------------------------------
Less than 2.25:1                                   .25%            2.00%
============================================================================


          If Borrowers shall fail to deliver a Compliance Certificate by the date required pursuant to Section 8.1.3 with respect to any calendar quarter,
                          -------------
effective as of the first Business Day of the immediately succeeding calendar month and continuing through the day preceding the earlier of (i) the next succeeding Adjustment Date, or (ii) the subsequent delivery of the delinquent Compliance Certificate, each applicable Base Rate Margin and each applicable LIBOR Margin shall be conclusively presumed to equal the highest applicable Base Rate Margin and the highest applicable LIBOR Margin specified in the pricing table set forth above. Subject to Section 2.1.2, in the event a Default (other
                                   -------------
than a Default arising as a result of the failure to deliver the Compliance Certificate as required by Section 8.1.3) has occurred and is continuing as of
                           -------------
any Adjustment Date, any reduction in the Base Rate Margin or the LIBOR Margin, as the case may be, which would have otherwise occurred shall be postponed until the time such Default has been cured to the satisfaction of Lender or waived by Lender.

          2.1.2     Default Rate of Interest.  Upon and after the occurrence of
                    ------------------------
an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to two percent (2%) above the interest rate otherwise applicable thereto (the "Default Rate").
                                                           ------------

          2.1.3     Maximum Interest.  (A) Notwithstanding anything to the
                    ----------------
contrary in this Agreement or otherwise, (i) if at any time the amounts deemed interest hereunder would exceed the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the

"Maximum Legal Rate"), the interest payable under this Agreement shall be
-------------------
computed upon the basis of the Maximum Legal Rate, but any subsequent reduction in the interest payable under this Agreement shall not reduce the interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued if such interest had been at all times computed solely on the basis set forth in this Agreement; and (ii) unless preempted by federal law, the interest payable under this Agreement may not exceed the "Weekly Ceiling" from time to time in effect
                                   --------------
under Chapter 303 of the Texas Finance Code. If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 5
the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lender by reason thereof shall be payable in accordance with Section 3.2.2.
                -------------

          (B) No agreements, conditions, provisions or stipulations contained in this Agreement or any other instrument, document or agreement between any Borrower and Lender or Default of any Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Agreement or any other Loan Document, or the arising of any contingency whatsoever, shall entitle Lender to contract for, charge, or receive, in any event, interest exceeding the Maximum Legal Rate. In no event shall any Borrower be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel any Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is contracted for, charged or received in excess of the Maximum Legal Rate ("Excess Interest"), Borrowers acknowledge and
                                   ---------------
stipulate that any such contract, charge, or receipt shall be the result of an accident and bona fide error, and that any Excess Interest received by Lender shall be applied, first, to reduce the principal then unpaid hereunder; second,
                  -----                                                 ------
to reduce the other Obligations; and third, returned to Borrowers, it being the
                                     -----
intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrowers recognize that, with fluctuations in the Base Rate, the LIBOR Rate and the Maximum Legal Rate, such a result could inadvertently occur. By the execution of this Agreement, Borrowers covenant that (i) the credit or return of any Excess Interest shall constitute the acceptance by Borrowers of such Excess Interest, and (ii) Borrowers shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess Interest has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received by Lender in connection with this Agreement shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement.

          (C) Incorporation by this Reference.  The provisions of Section
              -------------------------------                     -------
2.1.3(B) shall be deemed to be incorporated into every document or communication
--------
relating to the Obligations which sets forth or prescribes any account, right or claim or alleged account, right or claim of Lender with respect to Borrowers (or any other obligor in respect of Obligations), whether or not any provision of

Section 2.1.3(B) is referred to therein.  All such documents and communications
----------------
and all figures set forth therein shall, for the sole purpose of computing the extent of the Obligations and obligations of Borrowers (or any other obligor) asserted by Lender thereunder, be automatically re-computed by Borrowers or any such obligor, and by any court considering the same, to give effect to the adjustments or credits required by Section 2.1.3(B).
                                   ----------------

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 6

      2.2 Computation of Interest and Fees.  Interest and unused line fees
          --------------------------------
hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) one (1) Business Day after receipt by Lender of such items in Lender's account located in Dallas, Texas and Lender shall be deemed to have received such items of payment on the date specified in Section 3.4 hereof.
                                    -----------

      2.3 LIBOR Option.
          ------------

          (A) Upon the conditions that: (i) Lender shall have received a LIBOR Request from Borrowers at least two (2) Business Days prior to the first day of the LIBOR Period requested, (ii) there shall have occurred no change in Applicable Law which would make it unlawful for Lender to obtain deposits of Dollars in the London interbank foreign currency deposits market, (iii) as of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default, (iv) Lender is able to determine the LIBOR Rate in respect of the requested LIBOR Period or Lender is able to obtain deposits of Dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period, and (v) as of the first date of the LIBOR Period, there are no more than three (3) outstanding LIBOR Portions including the LIBOR Portion being requested, then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate.

          (B) Each LIBOR Request shall be irrevocable and binding on Borrowers. Borrowers shall indemnify Lender for any loss, penalty or expense incurred by Lender due to failure on the part of any Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or due to the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain the requested LIBOR Portion.

          (C) If any Legal Requirement shall (i) make it unlawful for Lender to fund through the purchase of Dollar deposits any LIBOR Portion or otherwise give effect to its obligations as contemplated under this Section 2.3, or (ii) shall
                                                     -----------
impose on Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of Lender which includes any LIBOR Portion, or (iii) shall impose on Lender any restrictions (not already taken into account under any Statutory Reserves) on the amount of such a category of liabilities or assets which Lender may hold, then, in each such case, Lender may, by notice thereof to any Borrower, terminate the LIBOR Option. Any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Base Rate Portions pursuant to Section 2.1.1. Borrowers shall indemnify Lender against
                     -------------
any loss, penalty or expense incurred by Lender due to liquidation or redeployment

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 7
of deposits or other funds acquired by Lender to fund or maintain any LIBOR Portion that is terminated under this Section 2.3.
                                      -----------

          (D) Lender shall receive payments of amounts of principal of and interest with respect to the LIBOR Portions free and clear of, and without deduction for, any Taxes. If (i) Lender shall be subject to any Tax in respect of any LIBOR Portion or any part thereof or, (ii) any Borrower shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by any Borrower of such Tax and such Borrower shall provide Lender with a statement detailing the amount of any such Tax actually paid by such Borrower. Determination by Lender of the amount of such costs shall, in the absence of manifest error, be conclusive. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse such Borrower to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

      2.4 Closing Fee.  Borrowers shall pay to Lender a closing fee of
          -----------
$20,000.00, which fee shall be fully earned and nonrefundable on the Closing Date and shall be paid on the Closing Date.

      2.5 Unused Line Fee.  Borrowers shall pay to Lender a fee equal to one-
          ---------------
half percent (0.5%) per annum of the amount by which the sum of the Average Monthly Loan Balance is less than the Revolving Credit Loan Commitment. The unused line fee shall be payable monthly in arrears on the first day of each calendar month hereafter.

      2.6 Audit and Appraisal Fees.  Borrowers shall, on demand, reimburse
          ------------------------
Lender for all reasonable out-of-pocket expenses incurred by Lender in connection with audits and appraisals of any Borrower's books and records and such other matters as Lender shall deem appropriate.

      2.7 Reimbursement of Expenses.  If, at any time or times regardless of
          -------------------------
whether or not an Event of Default then exists, Lender incurs reasonable legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any sale or attempted sale of any interest herein to any other Person; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby;
(iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, any Borrower or Guarantor, or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or any Loan Party's affairs; (iv) any attempt to enforce any rights of Lender against any Loan Party or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrowers. All amounts chargeable to Borrowers under this Section 2.7 shall be Obligations
                        -----------

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 8
secured by all of the Collateral, shall be payable on demand to Lender or to such Participant, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Loans from time to time. Borrowers shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in
Section 6.
---------

      2.8 Bank Charges.  Borrowers shall pay to Lender, on demand, any and all
          ------------
reasonable fees, costs or expenses which Lender or any Participant pays to a bank or other similar institution (including any fees paid by Lender to any Participant) arising out of or in connection with (i) the forwarding to any Borrower or any other Person on behalf of any Borrower by Lender or any Participant of proceeds of loans made by Lender to Borrowers pursuant to this Agreement, and (ii) the depositing for collection, by Lender or any Participant of any check or item of payment received or delivered to Lender or any Participant on account of the Obligations.

 SECTION 3.         LOAN  ADMINISTRATION.

      3.1 Manner of Borrowing Revolving Credit Loans.  Borrowings under the
          ------------------------------------------
credit facility established pursuant to Section 1 shall be as follows:
                                        ---------

          3.1.1     Loan Requests.  A request for a Revolving Credit Loan shall
                    -------------
be made, or shall be deemed to be made, in the following manner: (i) an Authorized Officer shall give Lender written notice of its intention to borrow, in which notice such Authorized Officer shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. (Dallas, Texas time) on the proposed borrowing date (or in accordance with Section 2.3
                                                                  -----------
hereof in the case of a request for a LIBOR Portion), provided, however, that
                                                      --------  -------
Lender shall have the right to refuse to accept a request or refuse to make a Revolving Credit Loan if at such time there exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement or under any of the other Loan Documents, whether as principal, accrued interest, fees or other charges, shall irrevocably be deemed a request by Borrowers to Lender for a Revolving Credit Loan on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of any such Revolving Credit Loan may be disbursed by Lender by way of direct payment of the relevant Obligation (whether or not any Default, Event of Default or Out-of-Formula Condition exists at the time of or would result from such Revolving Credit Loan) and shall bear interest at the rate of interest applicable to the Base Rate Portion. As an accommodation to Borrowers, Lender may permit facsimile transmittal of requests for Revolving Credit Loans, instructions, authorizations, agreements or reports to Lender by an Authorized Officer. Unless Borrowers specifically direct Lender in writing not to accept or act on facsimile communications from an Authorized Officer, Lender shall have no liability to any Borrower for any loss or damage suffered by any Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to Lender by facsimile and purporting to have been sent to Lender by any Authorized Officer and Lender shall have no duty to verify the origin or authenticity of any such communication.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 9

          3.1.2     Disbursement.  Each Borrower hereby irrevocably authorizes
                    ------------
Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this Section 3.1.2 as follows: (i) the
                                         -------------
proceeds of each Revolving Credit Loan requested under Section 3.1.1(i) shall be
                                                       ----------------
disbursed by Lender in Dollars and in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from such Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by such Borrower and Lender from time to time or elsewhere if pursuant to a written direction from such Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under Section 3.1.1(ii) shall be disbursed by Lender by way of
                     -----------------
direct payment of the relevant interest or other Obligation.

          3.1.3     Authorization.  Each Borrower hereby irrevocably authorizes
                    -------------
Lender, in Lender's sole discretion, to advance to each Borrower, and to charge to Borrowers' Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all reasonable costs, fees and expenses at any time owed by any Borrower to Lender hereunder. Lender shall provide to Avalon a brief description of such costs, fees and expenses and any documents, statements or invoices reasonably related thereto. Any failure of Lender to provide any description of such fees, costs or expenses or any documents, statements or invoices related thereto shall not affect the liability of any Borrower with respect to the payment of such fees, costs or expenses. All payments with respect to any of the Obligations shall be made to Lender on the date when due, in Dollars and in immediately available funds, without any offset or counterclaim.

      3.2 Payments.  Except where evidenced by notes or other instruments issued
          --------
or made by any Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting
                                -----------
provisions of said notes or other instruments shall govern and control), the Obligation shall be payable as follows:

          3.2.1     Principal.  Principal payable on account of Revolving Credit
                    ---------
Loans shall be payable by each Borrower, jointly and severally, to Lender immediately upon the earliest of (i) the receipt by Lender or any Borrower of any proceeds of any of the Collateral other than Equipment or real Property, to the extent of said proceeds, except that, so long as no Default or Event of Default exists, if, after application of the proceeds to Base Rate Portions, any remaining Loans outstanding at the time of receipt by Borrower of any such proceeds are LIBOR Portions, then the Borrower receiving such proceeds may at its option direct that such proceeds be held by Lender in a non-interest bearing cash collateral account maintained by Lender to be applied to the payment of principal on the last day of the LIBOR Period applicable to each LIBOR Portion in the order of maturity, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4;
                                                                ---------
provided, however, that if an Out-of-Formula Condition shall exist at any time,
--------  -------
Borrowers shall, on demand, repay the Obligations to the extent necessary to eliminate the Out-of-Formula Condition. Principal payable on account of the Term Loan shall be payable by

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 10

Borrowers to Lender in accordance with the provisions of the Term Note and the provisions of this Agreement.

           3.2.2    Interest.
                    --------

          (A) Base Rate Portion.  Interest accrued on the Loans shall be due on
              -----------------
the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month,
(ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4.
                              ---------

          (B) LIBOR Portion.  Interest accrued on each LIBOR Portion shall be
              -------------
due and payable on each LIBOR Interest Payment Date and on the earliest of (i) the last day of the Interest Period applicable to such LIBOR Portion, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof.
                           ---------

          3.2.3     Costs, Fees and Charges.  Costs, fees and charges payable
                    -----------------------
pursuant to this Agreement shall be payable by Borrowers as and when provided in

Section 2, to Lender or to any other Person designated by Lender in writing.
---------

          3.2.4     Other Obligations.  The balance of the Obligations requiring
                    -----------------
the payment of money, if any, shall be payable by Borrowers to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or if no date of payment is otherwise specified in the Loan Documents, on demand.

      3.3 Mandatory Prepayments.
          ---------------------

          3.3.1     Proceeds of Sale, Loss, Destruction or Condemnation of
                    ------------------------------------------------------
Collateral.  Except for the replacements of Equipment that is substantially
----------
worn, damaged or obsolete with Equipment of like kind, function and value as provided in Section 6.4.2, if any Loan Party sells any of the Equipment or real
            -------------
Property, or if any of the Collateral is lost or destroyed or taken by condemnation, such Loan Party shall pay to Lender, unless otherwise agreed by Lender, as and when received by such Loan Party a sum equal to the amount (including insurance payments) received by such Loan Party from such sale, loss, destruction or condemnation. Nothing in this Section 3.3 shall authorize Loan
                                              -----------
Party to sell any of the Collateral without Lender's prior written consent except as otherwise expressly provided elsewhere in this Agreement.

          3.3.2     Prepayment From Issuance of Securities.  Immediately upon
                    --------------------------------------
the receipt by any Loan Party of the proceeds of the issuance of equity securities (other than (i) proceeds of the issuance of equity securities received on or before the Closing Date, (ii) proceeds from the issuance of equity securities to members of the management of any Loan Party, (iii) proceeds of the issuance of equity securities to any Borrower or any Subsidiary of any Borrower, or (iv) proceeds of the

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 11
issuance of equity securities arising as a result of the exercise of any warrants or options to purchase capital stock of Avalon outstanding as of the Closing Date), Borrowers shall prepay the Loans in an amount equal to such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith. The payments shall be applied in accordance with
Section 3.3.3.
-------------

          3.3.3     Application of Proceeds.  With respect to the prepayments
                    -----------------------
described in Subsections 3.3.1 and 3.3.2, such prepayments shall be applied first, to reduce the outstanding principal balance of the Term Loan (if any),
-----
and second, to reduce the outstanding principal balance of the Revolving Credit
    ------
Loans and as a permanent reduction of the Revolving Credit Loan Commitment.

      3.4 Application of Payments and Collections.  All items of payment
          ---------------------------------------
received by Lender by 12:00 noon (Dallas, Texas time) on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon (Dallas, Texas time) on any Business Day shall be deemed received on the following Business Day. Upon receipt by Lender, the proceeds of items deposited to the Dominion Account shall be applied to payment of the Obligations in accordance with this Agreement. Each Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of any Borrower and each Borrower hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by Section 6.2.6 a credit balance exists
                                         -------------
in the Loan Account, such credit balance shall not accrue interest in favor of any Borrower, but shall be available to Borrowers at any time or times for so long as no Default or Event of Default exists. Lender may, at its option, offset such credit balance against any of the Obligations upon and after the occurrence of an Event of Default.

      3.5 All Loans to Constitute One Obligation.  All Loans shall constitute
          --------------------------------------
one general Obligation of Borrowers, and shall be secured by Lender's security interest and Lien upon all of the Collateral and by all other security interests and Liens heretofore, now or at any time or times hereafter granted by any Loan Party to Lender.

      3.6 Loan Account.  Lender shall establish an account on its books (the
          ------------
"Loan Account") and enter all Loans as debits to the Loan Account and shall also
-------------
record in the Loan Account all payments made by any Loan Party on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to any Loan Party.

      3.7 Statements of Account.  Lender will account to Borrowers monthly with
          ---------------------
a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrowers unless Lender is notified by

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 12

Borrowers in writing to the contrary within thirty (30) days after the date each accounting is sent pursuant to Section 11.8. Such notice shall only be deemed an
                               ------------
objection to those items specifically objected to therein.

 SECTION 4.         TERM  AND  TERMINATION

      4.1 Term of Agreement.  Subject to Section 4.2 and Lender's right to cease
          -----------------              -----------
making Loans to any Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period from the date hereof, through and including February 25, 2003 (the "Term").
                                                      ----

      4.2 Termination.
          -----------

          4.2.1     Termination by Lender.  Lender may terminate this Agreement
                    ---------------------
and at any time without notice upon or after the occurrence of an Event of Default.

          4.2.2     Termination by Borrower.  Upon at least forty-five (45) days
                    -----------------------
prior written notice to Lender, Borrowers may, at their option, terminate this Agreement; provided, however, no such termination shall be effective until
           --------  -------
Borrowers have paid all of the Obligations in immediately available funds. Any notice of termination given by any Borrower shall be deemed given by all Borrowers and shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans. Borrowers may elect to terminate this Agreement in its entirety only. No section of this Agreement may be terminated singly.

          4.2.3     Termination Charges.  On the effective date of termination
                    -------------------
of this Agreement for any reason, Borrowers, jointly and severally, shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain (unless termination is made as the result of and all prepayments of the Loans are made with the proceeds of a Qualified Secondary Public Offering) and not as a penalty, an amount equal to three percent (3%) of the Revolving Credit Loan Commitment plus the outstanding principal balance of the Term Loan (the "Termination Balance")
                                                         -------------------
if termination occurs from the Closing Date through February 24, 2000; two percent (2%) of the Termination Balance if termination occurs from February 25, 2000 through February 24, 2001; one percent (1%) of the Termination Balance if termination occurs from February 25, 2001 through February 24, 2002. If termination occurs after February 25, 2002, or occurs at any time as a result of a Qualified Secondary Public Offering, no termination charge shall be payable.

          4.2.4     Effect of Termination.  All of the Obligations shall be
                    ---------------------
immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of any Loan Party contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 13 termination until Borrowers have paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from any Loan Party or any Account Debtor and applied to the Obligations, Lender shall (A) have received a written agreement, executed by Borrowers and by any Person reasonably acceptable to Lender whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or
(B) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its sole credit judgment, may deem necessary to protect Lender from any such loss or damage.

 SECTION 5.         SECURITY  INTERESTS

      5.1 Security Interest in Collateral.  To secure the prompt payment and
          -------------------------------
performance to Lender of all of the Obligations, each Loan Party hereby grants to Lender a continuing security interest and Lien upon all of each Loan Party's assets, including all of the following Property and interests in Property of each Loan Party, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

          (A)  All Accounts;

          (B) All Equipment (except the Excluded Property);

          (C)  All General Intangibles;

          (D) All investment property (as defined in Section 9.115 of the Code);
                                                     -------------

          (E)  All Instruments;

          (F) All real Property (except the El Paso Property);

          (G) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

          (H) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A) through (G) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

          (I) All books and records (including customer lists, credit files, computer programs, print-outs, and other computer materials and records) of each Loan Party pertaining to any of (A) through (H) above.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 14

      5.2 Cross-Collateralization.  Each Loan Party agrees that the Collateral
          -----------------------
pledged by such Loan Party hereunder shall secure all of the Obligations. Upon and after an Event of Default by any Borrower, Lender may pursue all rights and remedies that Lender may have against all or any part of the Collateral regardless of which Loan Party has legal title to such Collateral. Each Loan Party hereby acknowledges that this cross-collateralization of the Collateral owned by such Loan Party is in consideration of Lender extending the credit hereunder and is mutually beneficial to each Borrower.

      5.3 Lien Perfection; Further Assurances.  Each Loan Party shall execute
          -----------------------------------
such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral, including the delivery to Lender of all Collateral the possession of which is necessary to perfect the security interest therein. Unless prohibited by Applicable Law, each Loan Party hereby authorizes Lender to execute and file any such financing statement on such Loan Party's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, each Loan Party shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

      5.4 Lien on Realty.  The due and punctual payment and performance of the
          --------------
Obligations shall also be secured by the Lien created by each Mortgage upon all real Property of each Loan Party described therein; provided, that Borrowers
                                                    --------
shall not be required to secure the Obligations by a Mortgage on the El Paso Property. Each Mortgage shall be executed by such Loan Party in favor of Lender and shall be duly recorded, at such Loan Party's expense (to the extent permitted by Applicable Law), in each office where such recording is required to constitute a fully perfected Lien on the real Property covered thereby. Each Loan Party shall deliver to Lender, at such Loan Party's expense, mortgagee title insurance policies issued by a title insurance company satisfactory to Lender, which policies shall be in form and substance satisfactory to Lender and shall insure a valid Lien in favor of Lender on the Property covered thereby, subject only to those exceptions acceptable to Lender and its counsel. Each Loan Party shall deliver to Lender such other documents, including as-built survey prints of the real Property, as Lender and its counsel may request relating to the real Property subject to the Mortgage.

 SECTION 6.         COLLATERAL  ADMINISTRATION

      6.1 General
          -------

          6.1.1     Location of Collateral.  All tangible items of Collateral,
                    ----------------------
other than motor vehicles, Instruments and investment property held in an account with a securities intermediary, shall at all times be kept by each Loan Party and its Subsidiaries at one or more of the business locations of such Loan Party set forth on Exhibit B to the Original Agreement or any amendments to such
                   ---------

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 15

Exhibit attached to this Agreement and shall not, without the prior written
-------
approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for removals in connection with dispositions of Equipment that are authorized by

Section 6.4.2.
-------------

          6.1.2     Insurance of Collateral.  Each Loan Party shall maintain and
                    -----------------------
pay for insurance upon all Collateral wherever located and with respect to such Loan Party's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Each Loan Party shall deliver the originals or certified copies of such policies to Lender with satisfactory lender's loss payable endorsements, which policies shall name Lender as loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than fifteen (15) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of any Loan Party or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If any Loan Party fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrowers therefor. Each Loan Party agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

          6.1.3     Protection of Collateral.  All expenses of protecting,
                    ------------------------
insuring, and maintaining the Collateral, any and all excise, property, sales, and use taxes imposed by Applicable Law on any of the Collateral or in respect of the "sale" thereof, and all other payments required to be made by Lender to any Person to realize upon any Collateral shall be borne and paid by Borrowers. If any Loan Party fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrowers therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at the sole risk of each Loan Party.


      6.2 Administration of Accounts.
          --------------------------

          6.2.1     Records, Schedules and Assignments of Accounts.  Each Loan
                    ----------------------------------------------
Party shall keep accurate and complete records of its Accounts and all payments and collections thereon. Each Loan Party shall submit to Lender, as soon as available and in no event later than the fifteenth (15/th/) day of each month from and after the date hereof, and at any time on request of Lender within five
(5) days of any such request, a receivables and collections report for the preceding month or the period specified in such request, as the case may be, each in form satisfactory to Lender. As soon as available and in no event later than the fifteenth (15/th/) day of each month from and after the date hereof, each Loan Party shall deliver to Lender, in form acceptable to Lender, detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names,

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 16
addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's
                                    --------------------
request therefor, copies of any reports to Account Debtors relating to the delivery of services or head counts of facility populations, including payment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. Avalon shall notify Lender if Accounts of Avalon and its Subsidiaries in an aggregate amount in excess of $100,000.00 become ineligible because they are in one or more of the specified categories of ineligibility set forth in the definition of Eligible Accounts. Avalon shall notify Lender of such occurrence of the first Business Day following such occurrence and the Borrowing Base shall be adjusted to reflect such occurrence. If requested by Lender at any time after the occurrence and during the continuation of a Default or an Event of Default, each Loan Party shall execute and deliver to Lender agings and formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

          6.2.2     Discounts, Allowances, Disputes.  If any Loan Party grants
                    -------------------------------
any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, such Loan Party shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $100,000.00 are in dispute between any Loan Party and any Account Debtor, such Loan Party shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default and so long as it is continuing, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to such Loan Party.

          6.2.3     Taxes.  If an Account includes a charge for any tax payable
                    -----
to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrowers and to charge Borrowers therefor, provided, however that Lender shall not be liable for any such taxes to any governmental taxing authority that may be due by any Loan Party.

          6.2.4     Account Verification.  Upon or after the occurrence of a
                    --------------------
Default or an Event of Default and so long as it is continuing, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or any Loan Party, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, facsimile transmission or otherwise. Each Loan Party shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

          6.2.5     Maintenance of Dominion Account.  Each Loan Party shall
                    -------------------------------
maintain a Dominion Account with such banks as may be selected by such Loan Party and be acceptable to

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 17

Lender. All funds deposited in the Dominion Account shall immediately become the property of Lender and such Loan Party shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for deposits to the Dominion Accounts, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

          6.2.6     Collection of Accounts, Proceeds of Collateral.  To expedite
                    ----------------------------------------------
collection, each Loan Party shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by any Loan Party in respect of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by such Loan Party as trustee of an express trust for Lender's benefit and such Loan Party shall immediately deposit same in kind in the Dominion Account. Lender retains the right at all times after the occurrence of an Event of Default and so long as it is continuing to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrowers. At Lender's request, each Loan Party shall establish a lockbox arrangement acceptable to Lender with such banks as may be selected by a Loan Party and be acceptable to Lender and shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations.

      6.3 [RESERVED FOR FUTURE USE]

      6.4 Administration of Equipment.
          ---------------------------

          6.4.1     Records and Schedules of Equipment.  Each Loan Party shall
                    ----------------------------------
keep accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with Section
                                                                        -------
6.4.2, and shall furnish Lender with a current schedule containing the foregoing
-----
information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, each Loan Party shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment (other than the Excluded Property).

          6.4.2     Dispositions of Equipment.  No Loan Party will sell, lease
                    -------------------------
or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; provided, however, that the
                                             --------  -------
foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $200,000.00 or less,(ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and such Loan Party shall have given Lender at least five (5) days prior written notice of such disposition, or (iii) the Excluded Property.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 18

          6.4.3     Condition of Equipment.  Each Loan Party represents and
                    ----------------------
warrants to Lender that the Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. No Loan Party will permit any of the Equipment to become affixed to any real Property leased to a Loan Party so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and no Loan Party will permit any of the Equipment to become an accession to any personal Property that is subject to a Lien unless the Lien is a Permitted Lien (other than a Purchase Money Lien).

      6.5 Payment of Charges.  All amounts chargeable to any Loan Party under
          ------------------
Section 6 shall be Obligations secured by all of the Collateral, shall be
---------
payable each Borrower, jointly and severally, on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to the Base Rate Portion from time to time.

 SECTION 7.         REPRESENTATIONS  AND  WARRANTIES

      7.1 General Representations and Warranties.  To induce Lender to enter
          --------------------------------------
into this Agreement and to make advances hereunder, the Loan Parties, jointly and severally, warrant and represent to Lender and covenant with Lender that:

          7.1.1     Organization and Qualification.  Each Loan Party is a
                    ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Loan Party is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit C to the Original Agreement or any
                                     ---------
amendments to such Exhibit attached to this Agreement and in all other states
                   -------
and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

          7.1.2     Corporate Power and Authority.  Each Loan Party is duly
                    -----------------------------
authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of any Loan Party; (ii) contravene any Loan Parties' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause any Loan Party to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Loan Party; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Loan Party is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 19 creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Loan Party.

          7.1.3     Legally Enforceable Agreement.  This Agreement is, and each
                    -----------------------------
of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Loan Party enforceable against them in accordance with its respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or by principles of equity pertaining to the availability of equitable remedies.

          7.1.4     Capital Structure.  Exhibit D to the Original Agreement or
                    -----------------   ---------
any amendments to such Exhibit attached to this Agreement states (i) the correct
                       -------
name of each Loan Party, its jurisdiction of incorporation and the percentage of its Voting Stock owned by a Loan Party, as the case may be, (ii) the name of each corporate or joint venture Affiliate of each Loan Party and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of each Loan Party, and (iv) the number of authorized, issued and treasury shares of each Loan Party. Avalon has good title to all of the shares it purports to own of the stock or membership interests of Southern, Central, The Villa, and Elk City, free and clear in each case of any Lien other than Permitted Liens. Each Loan Party has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. Except as set forth on Exhibit D to the
                                                           ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement,
                                             -------
there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock or membership interests of any Loan Party (except for Avalon). Except as described on Exhibit D to the Original Agreement
                                             ---------
or any amendments to such Exhibit attached to this Agreement, there are no
                          -------
outstanding agreements or instruments binding upon any shareholders of any Loan Party relating to the ownership of its shares of capital stock.

          7.1.5     Corporate Names.  No Loan Party has been known as or used
                    ---------------
any corporate, fictitious or trade names except those listed on Exhibit E to the
                                                                ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement.
                                             -------
Except as set forth on Exhibit E to the Original Agreement or any amendments to
                       ---------
such Exhibit attached to this Agreement, no Loan Party has been the surviving
     -------
corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

          7.1.6     Business Locations; Agent for Process.  The chief executive
                    -------------------------------------
office and other places of business of each Loan Party are as listed on Exhibit
                                                                        -------
B to the Original Agreement or any amendments to such Exhibit attached to this
-                                                     -------
Agreement. During the preceding five-year period, no Loan Party has had an office, place of business or agent for service of process other than as listed on Exhibit B to the Original Agreement or any amendments to such Exhibit
   ---------                                                     -------
attached to this Agreement.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 20

          7.1.7     Title to Properties; Priority of Liens.  Each Loan Party has
                    --------------------------------------
good and indefeasible title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. No Loan Party has acquired any of the Collateral from any Person (other than purchases of Equipment in the ordinary course of business of the seller thereof) within the five-year period immediately preceding the Closing Date except as set forth on Exhibit Q to the
                                                              ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement.
                                             -------
Each Loan Party has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of such Loan Party's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 are first priority
                                                   ---------
Liens, subject only to Permitted Liens.

           7.1.8    Accounts.  Unless otherwise indicated in writing to Lender,
                    --------
with respect to each Account:

                    (A) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                    (B) It arises out of a completed, bona fide rendition of
                                                      ---- ----
services by a Loan Party in the ordinary course of its business and in accordance with the terms and conditions of all contracts or other documents relating thereto and forming a part of the contract between such Loan Party and the Account Debtor;

                    (C) It is for a liquidated amount maturing as stated in the duplicate invoice covering such rendition of services, a copy of which has been furnished or is available to Lender;

                    (D) Such Account, and Lender's security interest therein, is not subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for Permitted Liens and each such Account is absolutely owing to a Loan Party and is not contingent in any respect or for any reason;

                    (E) No Loan Party has made any agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom;

                    (F) To the best knowledge of each Loan Party after due inquiry, there are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto; and

                    (G) To the best of such Loan Party's knowledge, the Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to the Account was executed.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 21

          7.1.9     Financial Statements; Fiscal Year.  The Consolidated balance
                    ---------------------------------
sheets of Avalon and its Subsidiaries as of December 31, 1998, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the Consolidated financial position of Avalon and its Subsidiaries at such dates and the results of the operations of Avalon and its Subsidiaries for such periods. Since December 31, 1998, there has been no material change in the condition, financial or otherwise, of Avalon and its Subsidiaries and no change in the aggregate value of Equipment and real Property owned by Avalon and its Subsidiaries, except changes in the ordinary course of business or set forth on Exhibit S hereto, none of which could reasonably be
                         ---------
expected to have a Material Adverse Effect. The fiscal year of Avalon and each of its Subsidiaries ends on December 31 of each year.

          7.1.10    Full Disclosure.  The financial statements referred to in
                    ---------------
Section 7.1.9 do not, nor does this Agreement or any other written statement of
-------------
any Loan Party to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact or circumstances which any Loan Party has failed to disclose to Lender in writing which could reasonably be expected to have a Material Adverse Effect.

          7.1.11    Solvent Financial Condition.  Each Loan Party is now and,
                    ---------------------------
after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

          7.1.12    Surety Obligations.  No Loan Party is obligated as surety or
                    ------------------
indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

          7.1.13    Taxes.  The federal tax identification number of each Loan
                    -----
Party is shown on Exhibit F to the Original Agreement or any amendments to such
                  ---------
Exhibit attached to this Agreement. Each Loan Party has filed all federal, state
-------
and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all Taxes upon it, its income and Properties as and when such Taxes are due and payable, except to the extent any such Taxes are being Properly Contested. The provision for Taxes on the books of the Loan Parties are adequate for all years not closed by applicable statutes, and for its current fiscal year.

          7.1.14    Brokers.  There are no claims for brokerage commissions,
                    -------
finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          7.1.15    Patents, Trademarks, Copyrights and Licenses. Each Borrower
                    --------------------------------------------
and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Exhibit G to the
                                                            ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement.
                                             -------

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 22

          7.1.16    Governmental Consents.  Each Loan Party is in good standing
                    ---------------------
with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it except for such consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises the absence of which could not reasonably be expected to have a Material Adverse Effect.

          7.1.17    Compliance with Laws.  Each Loan Party has duly complied in
                    --------------------
all material respects with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Laws and there have been no citations, notices or orders of noncompliance issued to any Loan Party under such law, rule or regulation.

          7.1.18    Restrictions.  No Loan Party is a party or subject to any
                    ------------
contract, agreement, or charter or other corporate restriction, which has or could reasonably be expected to have a Material Adverse Effect. Except as set forth on Exhibit H to the Original Agreement or any amendments to such Exhibit
         ----------                                                    -------
attached to this Agreement, no Loan Party is a party or subject to any contract or agreement which restricts the right or ability of any Loan Party to incur Indebtedness. No contracts or agreements to which any Loan Party is a party or by which any of their respective properties are bound prohibits the execution of or compliance with this Agreement or the other Loan Documents by any Loan Party.

          7.1.19    Litigation.  Except as set forth on Exhibit I to the
                    ----------                          ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement,
                                             -------
there are no actions, suits, proceedings or investigations pending, or to the knowledge of any Loan Party, threatened, against or affecting any Loan Party, or the business, operations, Properties, prospects, profits or condition of any Loan Party. None of the actions, suits or proceedings listed on Exhibit I to the
                                                                ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement,
                                             -------
if determined adversely to any Loan Party, could reasonably be expected to have a Material Adverse Effect. No Loan Party is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

          7.1.20    No Defaults.  No event has occurred and no condition exists
                    -----------
which would, upon or after the execution and delivery of this Agreement or the performance by any Loan Party hereunder, constitute a Default or an Event of Default. No Loan Party is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed the amount of which, together with the amount of any other such Indebtedness for Money Borrowed with respect to which there has been a default in payment, exceeds $250,000.00.

          7.1.21    Leases.  Exhibit J to the Original Agreement or any
                    ------   ---------
amendments to such Exhibit attached to this Agreement is a complete listing of
                   -------
all capitalized leases of each Borrower and its Subsidiaries and Exhibit K to
                                                                 ---------
the Original Agreement or any amendments to such Exhibit attached to this
                                                 -------
Agreement sets forth a complete listing of all operating leases of each Borrower and

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 23 its Subsidiaries. Each Borrower and its Subsidiaries is in full compliance with all of the terms of each of their respective capitalized and operating leases.

          7.1.22    Pension Plans.  Except as disclosed on Exhibit L to the
                    -------------                          ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement,
                                             -------
no Loan Party has any Plan. Each Loan Party is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could reasonably be expected to have a Material Adverse Effect on any Loan Party exists in connection with any Plan.
No Loan Party has any withdrawal liability in connection with a Multiemployer Plan.

          7.1.23    Trade Relations.  There exists no actual or, to the best
                    ---------------
knowledge of Borrowers, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Borrower or its Subsidiaries and any customer or any group of customers whose contractual relationship for the provision of services individually or in the aggre gate are material to the business of any Borrower or its Subsidiaries, and there exists no condition or state of facts or circumstances which could reasonably be expected to have a Material Adverse Effect or prevent any Loan Party from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted by such Loan Party.

          7.1.24    Labor Relations.  Except as described on Exhibit M to the
                    ---------------                          ---------
Original Agreement or any amendments to such Exhibit attached to this Agreement,
                                             -------
no Borrower nor any Subsidiary of any Borrower is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of employees of any Borrower or its Subsidiaries, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

      7.2 Continuous Nature of Representations and Warranties.  Each
          ---------------------------------------------------
representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for (i) such representations and warranties that by their nature are limited only to a specific date in time and (ii) changes in the nature of the business or operations of any Loan Party that would render the information in any Exhibit or
                                                                      -------
Schedule either inaccurate, incomplete or misleading; provided that Lender has
--------                                              --------
consented to such changes or such changes are expressly permitted by this Agreement.

      7.3 Survival of Representations and Warranties.  Except for such
          ------------------------------------------
representations and warranties that by their nature are limited only to a specific date in time, all representations and warranties of each Loan Party contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 24

 SECTION 8.         COVENANTS  AND  CONTINUING  AGREEMENTS

      8.1 Affirmative Covenants.  During the term of this Agreement, and
          ---------------------
thereafter for so long as there are any Obligations to Lender, each Loan Party, jointly and severally, covenant that, unless otherwise consented to by Lender in writing, they shall:

          8.1.1     Visits and Inspections.  Permit representatives of Lender,
                    ----------------------
from time to time, as often as may be reasonably requested, but only during normal business hours, to (i) visit and inspect its Properties and the Properties of each of their respective Subsidiaries, and (ii) inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, any Loan Party's business, assets, liabilities, financial condition, business prospects and results of operations.

          8.1.2     Notices.  Notify Lender in writing (i) of the occurrence of
                    -------
any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading, and (ii) promptly after any Loan Party learning thereof, of the commencement of any litigation affecting any Loan Party or any of their respective Properties, whether or not the claim is considered by such Loan Party to be covered by insurance, and of the institution of any administrative proceeding which if determined adversely to any Loan Party, would have a Material Adverse Effect; (iii) at least thirty (30) days prior thereto, of any Loan Party's opening of any new office or place of business or any Loan Party's closing of any existing office or place of business if the value of any Collateral to be located or located at such office or place of business exceeds $100,000.00; (iv) promptly after any Loan Party's learning thereof, of any labor dispute to which such Loan Party or any of its Subsidiaries may become a party, any strikes or walkouts relating to any of their respective plants or other facilities, and the expiration of any labor contract to which any of them is a party or by which any of them is bound; (v) promptly after any Loan Party's learning thereof, of any material default by any Loan Party under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness exceeding $100,000.00; (vi) promptly after the occurrence thereof, of any Default or Event of Default; (vii) promptly after the occurrence thereof, of any default by any obligor under any note or other evidence of Indebtedness payable to any Loan Party or its Subsidiaries exceeding $100,000.00; (viii) promptly after the rendition thereof, of any judgment rendered against any Loan Party in an amount exceeding $100,000.00;
(ix) on the date required under the RSTW Loan Agreement, a copy of any notice required under Section 6.5 or Section 6.14 of such agreement, (x) promptly
               -----------    ------------
following receipt thereof by any Loan Party, a copy of any demand for payment under the RSTW Loan Agreement, and (xi) at least five (5) Business Days prior thereto, notice of any proposed payment by any Loan Party under Section 2.2 or
                                                                -----------
Section 2.3 of the RSTW Loan Agreement.
------------

          8.1.3     Financial Statements.  Keep, and cause each Subsidiary to
                    --------------------
keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 25 consistent basis, unless Avalon's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with
GAAP):

          (A) as soon as available but not later than ninety (90) days after the close of each fiscal year of Avalon, unqualified audited financial statements of Avalon and its Subsidiaries as of the end of such year, on a Consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by Avalon but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

          (B) as soon as available but not later than thirty (30) days after the end of each month hereafter, including the last month of Avalon's fiscal year, unaudited interim financial statements of each Loan Party and its Subsidiaries as of the end of such month and of the portion of Avalon's financial year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of such Loan Party as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of such Loan Party and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

          (C) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Avalon has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Avalon files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

          (D) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan;

          (E) on the date required under the RSTW Loan Agreement, a copy of any financial report or other document required under Section 6.1 or Section 6.2 of
                                                  -----------    -----------
such agreement; and

          (F) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or financial condition or results of operations of any Loan Party.

     As soon as available, and in any event not later than five (5) days after the receipt thereof, Avalon shall forward to Lender a copy of the accountants' letter to Avalon's management that is prepared in connection with the financial statements described in clause (A) of this Section 8.1.3. Concurrently with the
                        ----------         -------------
delivery of the financial statements described in clauses (A) and (B) of this
                                                  ------- ---     ---
Section 8.1.3, or more frequently if requested by Lender, Avalon shall cause to
-------------
be prepared and furnished to Lender a Compliance Certificate in the form of

Exhibit N hereto executed by the chief financial officer of Avalon.
---------

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 26

          8.1.4     Borrowing Base Certificate. Together with the Schedule of
                    --------------------------
Accounts delivered pursuant to Section 6.2.1, Borrowers will deliver to Lender
                               -------------
a Borrowing Base Certificate (in substantially the form as Exhibit P hereto) as
                                                           ---------
of the last day of the immediately preceding month, prepared on a consolidated basis and otherwise in form and substance reasonably satisfactory to Lender.

          8.1.5     Projections.  No later than thirty (30) days prior to the
                    -----------
end of each fiscal year of Avalon, deliver to Lender projections of Avalon (consisting of Consolidated and consolidating balance sheets, income statements and cash flow statements, together with appropriate supporting details and underlying assumptions) for the forthcoming fiscal year, month by month.

          8.1.6     Taxes.  Pay and discharge, and cause each Subsidiary to pay
                    -----
and discharge, all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and only to the extent that such Taxes are being Properly Contested.

          8.1.7     Compliance with Laws.  Comply and cause each Subsidiary to
                    --------------------
comply, with all Applicable Laws, including all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of all Taxes, and all ERISA and Environmental Laws, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain could reasonably be expected to have a Material Adverse Effect.

          8.1.8     Certain Other Insurance.  In addition to the insurance
                    -----------------------
required herein with respect to the Collateral, each Loan Party shall maintain, with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) as is customary in its business and in such amounts as is acceptable to Lender.

          8.1.9     El Paso Property.  Cause the El Paso Property to be free and
                    ----------------
clear of all Indebtedness (except as permitted by Section 8.2.3) and Liens
                                                  -------------
(except those permitted by Section 8.2.5).
                           -------------

           8.1.10   Greeley Covenants.
                    -----------------

          (A) Environmental Matters.  (i) Comply (in all material respects) with
              ---------------------
that certain Operations and Maintenance Plan prepared by Enecotech, Inc., concerning the operation of the Greeley Property, (ii) cause an asbestos survey to be conducted (to Lender's reasonable satisfaction) on any area of the existing facilities located on the Greeley Property which have been identified as potentially containing asbestos laden materials when Southern reasonably believes that such area will be renovated or modified, and (iii) provide a copy of such survey to Lender;

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 27

          (B) Zoning Matters.  If at any time during the Term, any licensing or
              --------------
other authority having appropriate jurisdiction over the matter, shall (i) require the installation of a sprinkler system at the Greeley Property, such system shall be installed within any applicable deadlines imposed by such authority, and (ii) find that the operation of the Greeley Property is not within the applicable guidelines concerning occupancy levels, comply with such occupancy levels within any applicable deadlines imposed by such authority;

          (C) License to Operate Greeley Property.  If at any time during the
              -----------------------------------
Term, any licensing or other authority having appropriate jurisdiction over the matter, shall require licenses and permits for the operation of an assisted living center on the Greeley Property to be issued in the name of some Person other than the current holder of such licenses or permits, Southern shall cause all required licenses and permits for the operation of an assisted living center on the Greeley Property to be issued in its name or a designee approved by Lender in its reasonable discretion.

          8.1.11    Corporate or Name Change. Each Loan Party will notify Lender
                    ------------------------
in writing thirty (30) days prior to any change in such Loan Party's name, identity or corporate structure.

      8.2 Negative Covenants.  During the term of this Agreement, and thereafter
          ------------------
for so long as there are any Obligations to Lender, the Loan Parties, jointly and severally, covenant that, unless Lender has first consented thereto in writing, no Loan Party will:

          8.2.1     Mergers; Consolidations; Acquisitions.  Merge or
                    -------------------------------------
consolidate, or permit any of its Subsidiaries to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person.

          8.2.2     Loans.  Make, or permit any of its Subsidiaries to make, any
                    -----
loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person.

          8.2.3     Total Indebtedness.  Create, incur, assume, or suffer to
                    ------------------
exist, or permit any of their respective Subsidiaries to create, incur or suffer to exist, any Indebtedness, except:

                    (A)  Obligations owing to Lender;

                    (B) Obligations with respect to the RSTW Debt;

                    (C) Indebtedness with respect to the Convertible Notes;

                    (D) Indebtedness of any Subsidiaries of a Borrower to such Borrower;

                    (E) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than thirty (30) days from the due date specified in the original invoice or for more than sixty (60) days if no due date is specified, in each

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 28 case incurred in the ordinary course of business and paid within such time period, unless the same are being Properly Contested;

                    (F) Obligations to pay Rentals permitted by Section 8.2.12;
                                                                --------------

                    (G) Permitted Purchase Money Indebtedness;

                    (H) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                    (I) Indebtedness existing on the date hereof (including, but not limited to, Indebtedness for the Excluded Property) and described on Exhibit
                                                                         -------
O to the Original Agreement or any amendments to such Exhibit attached to this
-
Agreement; and
---------

                    (J) Indebtedness not included in paragraphs (A) through (I) above which does not exceed at any time, in the aggregate, the sum of $250,000.00.

          8.2.4     Affiliate Transactions.  Enter into, or be a party to, or
                    ----------------------
permit any of their respective Subsidiaries to enter into or be a party to, any transaction with any Affiliate or stockholder, except for transactions in the ordinary course of and pursuant to the reasonable requirements of the business of any Borrower or its Subsidiary and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable than would be obtained in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Borrower or its Subsidiary.

          8.2.5     Limitation on Liens.  Create or suffer to exist, or permit
                    -------------------
any of their respective Subsidiaries to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                    (A) Liens at any time granted in favor of Lender;

                    (B) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being Properly Contested;

                    (C) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens arising in the ordinary course of its business by operation of law or regulation, but only if (i) payment in respect of any such Lien is not at the time required, (ii) such Lien does not materially detract from the value of the Property or materially impair the use thereof in the operation of its business, or (iii) is being Properly Contested;

                    (D) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 29

                    (E) Liens securing Indebtedness of one of any Borrower's Subsidiary to a Borrower or any Subsidiary of a Borrower;

                    (F) Such other Liens as appear on Exhibit O to the Original
                                                      ---------
Agreement or any amendments to such Exhibit attached to this Agreement;
                                    -------

                    (G) such other Liens as Lender may hereafter approve in writing; and

                    (H) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money).

          8.2.6     Subordinated Debt.  (i) Make, or permit any Loan Party to
                    -----------------
make, any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the Subordination Agreement applicable thereto or the subordination provisions of such Subordinated Debt, as the case may be, (ii) agree to any amendment, modification or supplement to the RSTW Debt Documents except as permitted in the RSTW Subordination Agreement, (iii) without the prior written consent of Lender, agree to any amendment, modification or supplement to any of the documents evidencing the Other Subordinated Debt, including, without limitation, any amendment, modification or supplement the effect of which is to increase the maximum principal amount of such Other Subordinated Debt or rate of interest on any of such Other Subordinated Debt, (iv) change the dates upon which payments of principal or interest on the Other Subordinated Debt are due,
(v) change, or add any event of default or any covenant with respect to the Other Subordinated Debt, (vi) change the redemption or prepayment provisions of the Other Subordinated Debt, (vii) alter the subordination provisions with respect to any Subordinated Debt, including, without limitation, subordinating such Subordinated Debt to any other debt (except that the Convertible Notes may be subordinated to the RSTW Debt), (viii) change the maturity date of any Other Subordinated Debt or otherwise to alter the repayment terms of the Other Subordinated Debt, (ix) grant any Liens or security interests in any assets of any Loan Party or any other assets securing the Obligations to secure the Subordinated Debt, or (x) change or amend any other term of the documents evidencing the Subordinated Debt if such change or amendment would increase the obligations of any Loan Party or confer additional material rights on holder of the Subordinated Debt in a manner adverse to any Loan Party or Lender.

          8.2.7     Distributions.  Declare or make, or permit any of their
                    -------------
respective Subsidiaries to declare or make, any Distributions, except distributions of a Subsidiary of Avalon to its direct parent or to Avalon.

          8.2.8     Capital Expenditures. The Loan Parties will not make any
                    --------------------
Capital Expenditure if, as a result thereof, the Capital Expenditures of the Loan Parties would, in the aggregate, exceed

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 30

(i) $650,000 during the period from January 1, 1999 through December 31, 1999, and (ii) $700,000 for each calendar year thereafter.

          8.2.9     Disposition of Assets.  Sell, lease or otherwise dispose of
                    ---------------------
any of, or permit any of their respective Subsidiaries to sell, lease or otherwise dispose any of, its Properties, including any disposition of Property (other than Excluded Property) as part of a sale and leaseback transaction, to or in favor of any Person, except for dispositions expressly authorized by this Agreement.

          8.2.10    Stock of Subsidiaries.  Permit any of their respective
                    ---------------------
Subsidiaries to issue any additional shares of its capital stock.

          8.2.11    Restricted Investment.  Make or have, or permit any of their
                    ---------------------
respective Subsidiaries to make or have, any Restricted Investment.

          8.2.12    Operating Leases.  Become, or permit any of their respective
                    ----------------
Subsidiaries to become, a lessee under any operating lease (other than a lease for the Excluded Property or a lease under which Borrower or any of their respective Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of twelve (12) consecutive months under the lease in question and all other leases under which Borrower or any of their respective Subsidiaries is then lessee would exceed $250,000.00. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

          8.2.13    Tax Consolidation.  File or consent to the filing of any
                    -----------------
consolidated income tax return with any Person other than their respective Subsidiaries or Avalon.

          8.2.14    Emerald Square.  Make any loan, advance, or capital
                    --------------
contribution to Emerald Square, make any payment, transfer or assignment of cash or any Property by or on behalf of Emerald Square, or guaranty any Indebtedness of Emerald Square other than the guaranty of Indebtedness in the principal amount of $1,990,000.00 existing on February 25, 1999; provided that in any fiscal year of Avalon, Avalon may make loans or capital contributions to Emerald Square not to exceed, in the aggregate, $100,000.00.

          8.2.15    Modification of Convertible Notes.   Agree to any
                    ---------------------------------
modification, amendment or waiver of any of the terms or provisions of the Convertible Notes.

          8.2.16    Construction or Acquisition of New Facilities.  Begin the
                    ---------------------------------------------
construction of or acquire any community correctional or juvenile facility without first obtaining (i) a written contract regarding the construction of such community correctional or juvenile facility from the Person intending to utilize such facility (including, but not limited to, any proper governmental or quasi-governmental body or authority, whether national, federal, state, county, municipality, local or otherwise, and any instrumentality, division agency, body or department thereof), and (ii) the prior written consent of Lender.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 31

          8.2.17 Certain Agreements. (A) Permit the termination or breach of
                 ------------------
that certain (i) Management Agreement dated as of August 9, 1998, by and between Adams Community Corrections Program, Inc.("ACCP") and Community Services
                                           ----
Center, Inc. (as the same agreement has been assigned to Southern), (ii) Exclusive Services Agreement dated as of March 15, 1999, by and between Southern and Ellen Czapran (iii) to that certain Purchase Agreement dated as of April 13, 1999, by and between Southern and University Holdings, L.L.C. ("University"),
                                                                ----------
(iv) Membership Acquisition Agreement dated as of April 13, 1999, by and between Southern and University (v) Agreement dated as of April 13, 1999, by and between Southern and Comprehensive Recovery Services, Inc., a Colorado non-profit corporation ("CRS"), or (vi) Non-Competition Agreement(s) dated as of June 9,
              ---
1999, by and among Southern, The Villa, CRS and Harry Asmus, John T. Coppom or Michael Brand; or (B) allow any Person other than Southern to be the sole "voting member" of CRS or ACCP.

      8.3 Specific Financial Covenants.  During the term of this Agreement, and
          ----------------------------
thereafter for so long as there are any Obligations to Lender, the Loan Parties, jointly and severally, covenant that, unless otherwise consented to by Lender in writing, Avalon, on a Consolidated basis, shall:

          8.3.1     Fixed Charge Ratio.  Maintain as of the end of each period
                    ------------------
set forth below, for the cumulative period ending on such date, a Fixed Charge Coverage Ratio of not less than the ratio set forth below for the period indicated below:

-------------------------------------------------------------------------
                          Period                                Ratio
-------------------------------------------------------------------------
October 1, 1999 through December 31, 1999                    1.200 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through January 31, 2000                     1.200 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through February 29, 2000                    1.200 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through March 31, 2000                       1.100 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through April 30, 2000                       1.215 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through May 31, 2000                         1.250 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through June 30, 2000                        1.203 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through July 31, 2000                        1.125 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through August 31, 2000                      1.150 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through September 30, 2000                   1.100 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through October 31, 2000                     1.050 to 1.0
-------------------------------------------------------------------------
January 1, 2000 through November 30, 2000                    1.050 to 1.0
-------------------------------------------------------------------------

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 32

-------------------------------------------------------------------------
From and after November 30, 2000 for the twelve calendar     1:050 to 1.0
 month period ending respectively on the last day of each
 thereafter occurring calendar month.
-------------------------------------------------------------------------

          8.3.2    Total Liabilities to Tangible Net Worth. Maintain a ratio of
                   ---------------------------------------
Total Liabilities as of the end of each period set forth below, to Tangible Net Worth for the period ending on such date, equal to or lesser than the ratio set forth below for the period corresponding thereto:

-----------------------------------------------------------------------------
                             Period                                  Ratio
-----------------------------------------------------------------------------
From and after September 30, 1999 for the calendar month          1.25 to 1.0
 period ending respectively on the last day of each thereafter occurring calendar month through and including December 31,
 2000.
-----------------------------------------------------------------------------
From and after December 31, 2000 for the calendar month           1.05 to 1.0
 period ending respectively on the last day of each thereafter occurring calendar month.
-----------------------------------------------------------------------------

          8.3.3    EBITDA.  Maintain, as of the last day of the cumulative
                   ------
period indicated below, EBITDA of not less than the amount shown below as of the date shown below:

-----------------------------------------------------------------------
                          Period                               EBITDA
-----------------------------------------------------------------------
October 1, 1999 through December 31, 1999                    $1,300,000
-----------------------------------------------------------------------
January 1, 2000 through January 31, 2000                     $  425,000
-----------------------------------------------------------------------
January 1, 2000 through February 29, 2000                    $  850,000
-----------------------------------------------------------------------
January 1, 2000 through March 31, 2000                       $1,300,000
-----------------------------------------------------------------------
January 1, 2000 through April 30, 2000                       $1,725,000
-----------------------------------------------------------------------
January 1, 2000 through May 31, 2000                         $2,150,000
-----------------------------------------------------------------------
January 1, 2000 through June 30, 2000                        $2,600,000
-----------------------------------------------------------------------
January 1, 2000 through July 31, 2000                        $3,025,000
-----------------------------------------------------------------------
January 1, 2000 through August 31, 2000                      $3,450,000
-----------------------------------------------------------------------
January 1, 2000 through September 30, 2000                   $3,875,000
-----------------------------------------------------------------------
January 1, 2000 through October 31, 2000                     $4,300,000
-----------------------------------------------------------------------
January 1, 2000 through November 30, 2000                    $4,750,000
-----------------------------------------------------------------------

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 33

-----------------------------------------------------------------------
From and after November 30, 2000 for the twelve calendar     $5,175,000
 month period ending respectively on the last day of each
 thereafter occurring calendar month.
-----------------------------------------------------------------------

SECTION 9.    CONDITIONS  PRECEDENT

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied (unless otherwise waived in writing by Lender):

      9.1 Documentation.  Lender shall have received, in form and substance
          -------------
satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

      9.2 No Default.  No Default or Event of Default shall exist.
          ----------

      9.3 Other Loan Documents.  Each of the conditions precedent set forth in
          --------------------
the other Loan Documents shall have been satisfied.

      9.4 Opinion Letters.  Lender shall have received a favorable, written
          ---------------
opinion of counsel to the Loan Parties, as to the transactions contemplated by this Agreement, to be in form and substance satisfactory to Lender and Lender's counsel, in their sole discretion addressed to Lender or accompanied by a written authorization from the Person delivering such legal opinion stating that Lender may rely on such opinion as though it was addressed to it.

      9.5 Disbursement Letter.  Lender shall have received written instructions
          -------------------
from Borrowers directing application of proceeds of the Loans made pursuant to this Agreement and a Borrowing Base Certificate from Borrowers, each in form satisfactory to Lender.

      9.6 No Litigation.  No action, proceeding, investigation, regulation or
          -------------
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement, the Prior Acquisitions or the consummation of the transactions contemplated hereby.

      9.7 Subordination Agreements.  Lender and RSTW shall have entered into the
          ------------------------
RSTW Subordination Agreement and Lender and the holders of the Consolidated Notes shall have entered into a Subordination Agreement satisfactory to Lender, in its sole and absolute discretion.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 34

 SECTION 10.   EVENTS  OF  DEFAULT;  RIGHTS  AND  REMEDIES  ON
               DEFAULT

      10.1     Events of Default.  The occurrence of one or more of the
               -----------------
following events shall constitute an "Event of Default".

          10.1.1    Payment of Obligations.  Borrowers shall fail to pay any of
                    ----------------------
the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

          10.1.2    Misrepresentations.  Any representation, warranty or other
                    ------------------
statement made or furnished to Lender by or on behalf of any Loan Party in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 7.2.
                               -----------

          10.1.3    Breach of Specific Covenants.  Any Loan Party shall fail or
                    ----------------------------
neglect to perform, keep or observe any covenant contained in Sections 5.3,
                                                              ------------
6.1.1, 6.2, 8.1.1, 8.1.3, 8.2 or 8.3 on the date that any Loan Party is required
-----  ---  -----  -----  ---    ---
to perform, keep or observe such covenant.

          10.1.4    Breach of Other Covenants.  Any Loan Party shall fail or
                    -------------------------
neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section
                                                                     -------
10.1) and the breach of such other covenant is not cured to Lender's
----
satisfaction within fifteen (15) days after the sooner to occur of any Loan Party's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of such Loan Party.

          10.1.5    Default Under Security Documents/Other Agreements.  Any
                    -------------------------------------------------
event of default shall occur under, or any Loan Party shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents, or the Other Agreements and such default shall continue beyond any applicable grace period.

          10.1.6    Other Defaults.  There shall occur any default or event of
                    --------------
default on the part of any Loan Party under any agreement, document or instrument to which such Loan Party is a party or by which such Loan Party or any of their respective Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is or may be accelerated in consequence of such default or demand for payment of such Indebtedness is made, including the Subordinated Debt and the amount of such Indebtedness together with any other such Indebtedness with respect to which there is a default or demand for payment and the payment or maturity of such Indebtedness is or may be accelerated in consequence of such default or demand for payment of such Indebtedness is made, exceeds in the aggregate $250,000.00.

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 35

          10.1.7    Uninsured Losses.  Any material loss, theft, damage or
                    ----------------
destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

          10.1.8    Insolvency and Related Proceedings.  Any Loan Party shall
                    ----------------------------------
cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against a Loan Party under the Bankruptcy Code (and if, with respect to any petition filed against any Loan Party, such proceeding shall continue for more than thirty (30) days), or any Loan Party shall make any offer of settlement, extension or compromise to such Loan Party's unsecured creditors generally.

          10.1.9    Business Disruption; Condemnation.  There shall occur a
                    ---------------------------------
cessation of a substantial part of the business of any Loan Party for a period which significantly affects the capacity of such Loan Party to continue its business, on a profitable basis; or any Loan Party shall suffer the loss or revocation of any contract, license or permit now held or hereafter acquired by such Loan Party which is necessary to the continued or lawful operation of its business and which loss or revocation could reasonably be expected to have a Material Adverse Effect; or any Loan Party shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Loan Party leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term and such cancellation could reasonably be expected to have a Material Adverse Effect; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation and such condemnation or impairment of value could reasonably be expected to have a Material Adverse Effect.

          10.1.10   Change of Control.  (i) Avalon shall cease to own and
                    -----------------
control, beneficially and or record, all of the issued and outstanding capital stock of any other Loan Party, (ii) any Loan Party shall cease to own and control, beneficially and of record, all of the issued and outstanding capital stock of each of their respective Subsidiaries, (iii) any Person, or two or more Persons acting in concert (other than RSTW and its Affiliates and Donald E. Smith) directly or indirectly acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares or securities of Avalon or any Subsidiary (excluding any acquisitions of securities arising from the conversion of the Convertible Notes or the issuance or exercise of options, warrants or securities constituting Permitted Stock [as defined in the RSTW Loan Agreement]), (iv) Donald E. Smith shall cease to directly own and control any capital stock of Avalon owed by him on September 16, 1998 (other than any shares of capital stock he is permitted to transfer pursuant to Section 5.01(i), (ii),
(iii) or (v) of the Shareholder Agreement [as defined in the RSTW Loan Agreement]), or (v) Donald E. Smith ceases to be employed as Chief Executive Officer of Avalon.


          10.1.11   ERISA.  A Reportable Event shall occur which Lender, in its
                    -----
sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 36

Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States District Court of a Trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if any Loan Party is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the complete or partial withdrawal of such Loan Party from such Plan.

          10.1.12   Challenge to Agreement.  Any Loan Party, or any Affiliate of
                    ----------------------
any Loan Party, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

          10.1.13   Repudiation of or Default Under Guaranty Agreement.  Any
                    --------------------------------------------------
Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

          10.1.14   Criminal Forfeiture.  Any Loan Party shall be criminally
                    -------------------
indicted or convicted under any law that could lead to a forfeiture of any Property of such Loan Party.

          10.1.15   Judgments.  Any (i) one or more money judgments, is entered
                    ---------
against any Loan Party or any Property of any Loan Party which exceeds, in the aggregate, $250,000, and such judgment or judgments shall remain unpaid, unsatisfied by insurance, and unstayed for more than thirty (30) days, whether or not consecutive, or (ii) writ of attachment or similar process is filed against any Loan Party, or any Property of any Loan Party, and such writ of attachment or similar process is not bonded or secured in an amount and manner reasonably satisfactory to Lender.

          10.1.16   Emerald Square.  Any demand shall be made upon Avalon for
                    --------------
payment of the Indebtedness of Emerald Square under Avalon's guaranty of such Indebtedness.

      10.2     Acceleration of the Obligations.  Without in any way limiting the
               -------------------------------
right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2, upon or at any time after the occurrence
                          -----------
of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrowers shall forthwith pay to Lender, the full amount of such Obligations, provided, that upon the occurrence
                                             --------
of an Event of Default specified in Section 10.1.8, all of the Obligations shall
                                    --------------
become automatically due and payable without declaration, notice or demand by Lender.

      10.3     Other Remedies.  Upon and after the occurrence of an Event of
               --------------
Default and so long as it is continuing, Lender shall have and may exercise from time to time the following rights and remedies:

                    (A) All of the rights and remedies of a secured party under the Code or under other Applicable Law, and all other legal and equitable rights to which Lender may be entitled,

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 37 all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

          (B) The right to take immediate possession of the Collateral, and to
(i) require the Loan Parties to assemble the Collateral, at Borrowers' expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of any Loan Party, such Loan Party agrees not to charge Lender for storage thereof).

          (C) The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. The Loan Parties agree that any requirement of notice to the Loan Parties of any public or private sale or other disposition of Collateral by Lender shall be deemed reasonable notice thereof, if given at least ten (10) days prior thereto, and any such sale may be held at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on any Loan Party's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

          (D) The right to exercise all of Lender's rights and remedies under any Mortgage with respect to any real Property forming a part of the Collateral.

          (E) Lender is hereby granted a license or other right to use, without charge, all labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any Property of a similar nature of any Loan Party, as it pertains to the Collateral, in advertising for sale and selling any Collateral and any Loan Party's rights under all licenses and all franchise agreements shall inure to Lender's benefit.


      10.4     Remedies Cumulative; No Waiver.  All covenants, conditions,
               ------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of any Loan Party contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 38 supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between or among Lender and any Loan Party, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of any Loan Party herein contained. The failure or delay of Lender to require strict performance by any Loan Party of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from any Loan Party to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of any Loan Party contained in this Agreement or any of the other Loan Documents and no Event of Default by any Loan Party under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to such Loan Party.

 SECTION 11.   MISCELLANEOUS

      11.1     Power of Attorney.  Each Loan Party hereby irrevocably
               -----------------
designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as such Loan Party's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to any Loan Party and in any Loan Party's or Lender's name, but at the cost and expense of such Loan Party:

          (A) At such time or times as Lender or said agent, in its sole discretion, may determine, endorse any Loan Party's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

          (B) At such time or times upon or after the occurrence of an Event of Default and so long as it is continuing as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of any Loan Party's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign any Loan Party's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to any Loan Party and to notify postal authorities to change the address for delivery thereof to such address as Lender may

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 39 designate; (vii) endorse the name of any Loan Party upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of any Loan Party upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, and any other Collateral; (ix) use any Loan Party's stationery and sign the name of any Loan Party to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill any Loan Party's obligations under this Agreement.

      11.2     Indemnity. EACH LOAN PARTY HEREBY INDEMNIFIES, HOLDS HARMLESS AND
               ---------
SHALL DEFEND LENDER AND ITS DIRECTORS, OFFICERS, AGENTS, COUNSEL AND EMPLOYEES ("INDEMNIFIED PERSONS") FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES,
  -------------------
DAMAGES, COSTS, EXPENSES, SUITS, ACTIONS AND PROCEEDINGS ("LOSSES") EVER
                                                           ------
SUFFERED OR INCURRED BY ANY INDEMNIFIED PERSON ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION CONTEMPLATED HEREBY, INCLUDING ANY LOSSES CAUSED BY THE NEGLIGENCE OF ANY SUCH INDEMNIFIED PERSON, BUT NOT INCLUDING ANY LOSSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNIFIED PERSON, AND EACH LOAN PARTY SHALL REIMBURSE LENDER AND EACH OTHER INDEMNIFIED PERSON FOR ANY REASONABLE EXPENSES (INCLUDING IN CONNECTION WITH THE INVESTIGATION OF, PREPARATION FOR OR DEFENSE OF ANY ACTUAL OR THREATENED CLAIM, ACTION OR PROCEEDING ARISING THEREFROM, INCLUDING ANY SUCH COSTS OF RESPONDING TO DISCOVERY REQUESTS OR SUBPOENAS, REGARDLESS OF WHETHER LENDER OR SUCH OTHER INDEMNIFIED PERSON IS A PARTY THERETO). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS INDEMNITY SHALL EXTEND TO ANY CLAIMS ASSERTED AGAINST LENDER OR ANY OTHER INDEMNIFIED PERSON BY ANY PERSON UNDER ANY ENVIRONMENTAL LAWS OR SIMILAR LAWS BY REASON OF ANY LOAN PARTY'S OR ANY OTHER PERSON'S FAILURE TO COMPLY WITH LAWS APPLICABLE TO SOLID OR HAZARDOUS WASTE MATERIALS OR OTHER TOXIC SUBSTANCES. EACH LOAN PARTY MAY SELECT COUNSEL WITH RESPECT TO ANY LOSSES; PROVIDED HOWEVER, EACH INDEMNIFIED PERSON SHALL HAVE THE RIGHT TO MONITOR THE PROGRESS OF ANY CLAIMS, SUITS AND ADMINISTRATIVE PROCEEDINGS DEFENDED BY EACH LOAN PARTY HEREUNDER WITH COUNSEL OF SUCH INDEMNIFIED PERSON'S CHOICE, OR CONDUCT ITS DEFENSE THROUGH COUNSEL OF SUCH INDEMNIFIED PERSON'S CHOICE, IN THE EVENT THAT (I) SUCH INDEMNIFIED PERSON DETERMINES IN GOOD FAITH THAT THE CONDUCT OF ITS DEFENSE BY EACH LOAN PARTY COULD BE MATERIALLY PREJUDICIAL TO SUCH INDEMNIFIED PERSON'S INTERESTS OR THAT OTHER REASONABLE GROUNDS EXIST WHICH DEMONSTRATE A LACK OF EFFECTIVENESS OR HIGH LEVEL OF QUALITY IN THE CONDUCT OF SUCH DEFENSE BY EACH LOAN PARTY, AND (II) PRIOR TO

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 40

RETAINING SUCH COUNSEL FOR SUCH PURPOSE, SUCH INDEMNIFIED PERSON SHALL CONSULT WITH SUCH LOAN PARTY AND SHALL ATTEMPT IN GOOD FAITH TO AGREE UPON COUNSEL TO CONDUCT THE DEFENSE ON BEHALF OF EACH LOAN PARTY AND SUCH INDEMNIFIED PERSON, AND IN EACH CASE THE FEES AND DISBURSEMENTS OF SUCH COUNSEL SHALL BE PAID BY SUCH LOAN PARTY; PROVIDED, HOWEVER, THAT IF SUCH MUTUAL AGREEMENT IS NOT REACHED WITHIN A REASONABLE TIME ON SELECTING COUNSEL, THEN SUCH INDEMNIFIED PERSON MAY RETAIN ITS OWN COUNSEL AT SUCH LOAN PARTY'S EXPENSE. NOTWITHSTANDING ANY CONTRARY PROVISION OF THIS AGREEMENT, THE OBLIGATION OF EACH LOAN PARTY UNDER THIS SECTION 11.2 SHALL SURVIVE THE PAYMENT IN FULL OF THE OBLIGATIONS AND THE
     ------------
TERMINATION OF THIS AGREEMENT.

      11.3     Modification of Agreement; Sale of Interest.  This Agreement may
               -------------------------------------------
not be modified, altered or amended, except by an agreement in writing signed by each Loan Party and Lender. No Loan Party may sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including any Loan Party's rights, title, interests, remedies, powers, and duties hereunder or thereunder. The Loan Parties hereby consent to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, to one or more commercial banks, financial institutions or other Persons which do not directly compete with Borrowers, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignment. The Loan Parties agree that they will use their best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including assisting in the preparation of appropriate disclosure documents. The Loan Parties further agree that Lender may disclose credit information regarding the Loan Parties to any potential Participant or assignee.

      11.4     Severability.  Wherever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      11.5     Successors and Assigns.  This Agreement, the Other Agreements and
               ----------------------
the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of the Loan Parties and Lender permitted under Section
                                                                      -------
11.3.
----

      11.6     Cumulative Effect; Conflict of Terms.  The provisions of the
               ------------------------------------
Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 and
                                                               -----------
except as otherwise provided in any of the other Loan

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 41

Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

      11.7     Execution in Counterparts.  This Agreement may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

      11.8     Notice.  All notices, requests and demands to or upon a party
               ------
hereto, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile transmissions and shall be deemed to have been validly served, given or delivered immediately when delivered against receipt on three
(3) Business Days after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile transmission, when sent, answerback received, in each case addressed as follows:

          If  to Lender:      Fleet Capital Corporation
                              5950 Sherry Lane
                              Suite 300
                              Dallas, Texas 75223
                              Attention: Loan Administration Manager
                              Facsimile No.:  (214) 706-7066

          With a copy to:     Gardere & Wynne, L.L.P.
                              3000 Thanksgiving Tower
                              1601 Elm Street
                              Dallas, Texas 75201
                              Attention:  Gary B. Clark, Esq.
                              Facsimile No.:  (214) 999-4667

          If to the Loan
          Parties:            Avalon Correctional Services, Inc.
                              13401 Railway Drive
                              Oklahoma City, Oklahoma 73114
                              Attention: Jerry M. Sunderland - President
                              Facsimile No.: (405) 752-8852

          With a copy to:     Robertson & Williams
                              3033 NW 63/rd/ Street, Suite 160E
                              Oklahoma City, OK  73116-3067
                              Attention: Mark A. Robertson, Esq.
                              Facsimile No.:  (405) 843-6707

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 42
or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; provided, however, that any notice,
                        ------------  --------  -------
request or demand to or upon Lender pursuant to Section 3.1.1 or 4.2.2 shall not
                                                -------------    -----
be effective until received by Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

      11.9     Lender's Consent.  Whenever Lender's consent is required to be
               ----------------
obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion.

      11.10    Credit Inquiries.  The Loan Parties hereby authorize and permit
               ----------------
Lender (but Lender shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning any Loan Party.

      11.11    Time of Essence.  Time is of the essence of this Agreement, the
               ---------------
Other Agreements and the Security Documents.

      11.12    Entire Agreement, Appendix A and Exhibits and Schedules.  This
               -------------------------------------------------------
Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A and each of the
                                              -----------
Exhibits and Schedules attached hereto are incorporated into this Agreement and
---------    ----------
by this reference made a part hereof.

      11.13    Interpretation.  No provision of this Agreement or any of the
               --------------
other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

      11.14    GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN
               -------------------------------
NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN DALLAS, TEXAS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS: PROVIDED, HOWEVER, THAT IF ANY OF THE
                                     --------  -------
COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN TEXAS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 43

VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE LOAN PARTIES OR LENDER, THE LOAN PARTIES EACH HEREBY CONSENT AND AGREE THAT THE DISTRICT COURT OF DALLAS COUNTY, TEXAS, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE LOAN PARTIES AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. THE LOAN PARTIES EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE LOAN PARTIES HEREBY WAIVE ANY OBJECTION WHICH THE LOAN PARTIES MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE
                                ----- --- ----------
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE LOAN PARTIES EACH HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RESTRICTED DELIVERY, ADDRESSED TO THE LOAN PARTIES AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH LOAN PARTY'S ACTUAL RECEIPT THEREOF OR THE RETURN OF MAIL AS DELIVERY REFUSED. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

      11.15    WAIVERS BY THE LOAN PARTIES. EACH LOAN PARTY WAIVES (I) THE RIGHT
               ---------------------------
TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL: (II) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH EACH LOAN PARTY MAY IN ANY WAY BE LIABLE;
(III) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 44

REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (V) NOTICE OF ACCEPTANCE HEREOF. EACH LOAN PARTY ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH EACH LOAN PARTY. EACH LOAN PARTY WARRANTS AND REPRESENT THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      11.16    ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER LOAN
               ---------------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      11.17    Nonapplicability of Chapter 346 et seq. of Texas Finance Code.
               -------------------------------------------------------------
Each Loan Party and Lender hereby agree that, except for Section 346.004 of the
                                                         ---------------
Texas Finance Code, the provisions of Chapter 346 of the Texas Finance Code and except for Section 15.10(b) thereof, the provisions of Tex. Rev. Civ. Stat. Ann.
           ----------------
art. 5069-15.01 et seq. (Vernon 1987) (each regulating certain revolving credit
                -- ---
loans and revolving tri-party accounts) shall not apply to this Agreement or any of the other Loan Documents.

      11.18    Certain Matters of Construction.  All references to statutes and
               -------------------------------
related regulations in this Agreement, the Other Agreements and the Security Agreements shall include any amendments of same and any successor statutes and regulations. All references in this Agreement, the Other Agreements and the Security Agreements to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                            [SIGNATURE PAGES FOLLOW]

Avalon Correctional Services, Inc. - Amended and
Restated Loan and Security Agreement - Page 45

  IN WITNESS WHEREOF, this Agreement has been duly executed in Dallas, Texas, on the day and year specified at the beginning of this Agreement.


                              BORROWER:

                              AVALON CORRECTIONAL SERVICES, INC.


                              By:  /s/ PAUL VOSS
                                  -------------------------------
                              Name:  Paul Voss
                              Title: Vice President


                              SOUTHERN CORRECTIONS SYSTEMS, INC.


                              By:  /s/ PAUL VOSS
                                  -------------------------------
                              Name:  Paul Voss
                              Title: Vice President

Avalon Correctional Services, Inc. Loan and
Security Agreement - Signature Page

                              GUARANTORS:

                              CENTRAL OKLAHOMA PROPERTIES CORP.


                              By:  /s/ JERRY SUNDERLAND
                                  -------------------------------
                              Name:  Jerry Sunderland
                              Title: President


                              ELK CITY PROPERTIES


                              By:  /s/ DONALD E. SMITH
                                  -------------------------------
                              Name:  Donald E. Smith
                              Title: President


                              THE VILLA AT GREELEY, L.L.C.

                              By:  Southern Corrections Systems, Inc., sole
                                   member


                              By:  /s/ PAUL VOSS
                                  -------------------------------
                              Name:  Paul Voss
                              Title: Vice President

Avalon Correctional Services, Inc. Loan and
Security Agreement - Signature Page

                              LENDER:

                              FLEET CAPITAL CORPORATION


                              By:  /s/ DENNIS HANSEN
                                  -------------------------------
                              Name:  Dennis Hansen
                              Title: Senior Vice President

Avalon Correctional Services, Inc. Loan and
Security Agreement - Signature Page

                                  APPENDIX  A

                             GENERAL  DEFINITIONS


     When used in the Amended and Restated Loan and Security Agreement dated December 9, 1999, by and among Fleet Capital Corporation, Avalon Correctional Services, Inc., Southern Corrections Systems, Inc., Central Oklahoma Properties Corp., The Villa at Greeley, L.L.C., and Elk City Properties, Inc., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     Account Debtor - any Person who is or may become obligated under or on
     --------------
account of an Account.

     Accounts - all accounts (as now or hereafter defined by the Code), contract
     --------
rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by any Loan Party or in which any Loan Party now has or hereafter acquires any interest.

     ACCP - as defined in Section 8.2.17.
     ----                 --------------

     Acquisition - means the acquisition by Borrower or any of its Subsidiaries
     -----------
(by merger, consolidation or otherwise) on or subsequent to the Closing Date of
(i) all, or substantially all of the Equity Interests of a Person, or (ii) all, or substantially all, of the operating assets or property of any Person, or assets or property which constitute all, or substantially all, of the assets of a division or a separate (or separable) line of business of a Person; provided,
                                                                      --------
that (i) such acquisition is approved by Lender, in its sole and absolute discretion, prior to the consummation thereof, and (ii) such acquisition is an acquisition of Equity Interest in which the Person acquired is operated as a separate Subsidiary of a Borrower or the operating assets and properties acquired or operated by a newly-formed separate Subsidiary of a Borrower.

     Acquisition Target - the Person, operating assets, or line of business to
     ------------------
be acquired in an Acquisition.

     Adjusted Net Earnings From Operations - with respect to any fiscal period,
     -------------------------------------
means the net earnings (or loss) after provision for income taxes for such fiscal period of Avalon, on a Consolidated basis, as reflected on the financial statement of Avalon supplied to Lender pursuant to Section 8.1.3 of the
                                                   -------------
Agreement, but excluding:

          (i)  any gain or loss arising from the sale of capital assets;

          (ii) any gain arising from any write-up of assets;

Appendix A - Page 1

          (iii) earnings of any Subsidiary of Avalon accrued prior to the date it becomes a Subsidiary;

          (iv) earnings of any corporation, substantially all the assets of which have been acquired in any manner by Avalon or any Subsidiary of Avalon, realized by such corporation prior to the date of such acquisition;

          (v) net earnings of any business entity (other than a Subsidiary of Avalon or any Borrower) in which Avalon or such Borrower has an ownership interest, unless such net earnings shall have actually been received by Avalon or such Borrower, as the case may be, in the form of cash contributions;

          (vi) any portion of the net earnings of any Subsidiary of a Borrower which for any reason is unavailable for payment of dividends to such Borrower;

          (vii) the earnings of any Person to which any assets of Avalon or any Borrower shall have been sold, transferred or disposed of, or into which Avalon or such Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transactions;

          (viii) any gain arising from the acquisition of any Securities of Avalon or any Borrower;

          (ix) any gain arising from extraordinary or non-recurring items (including the application of reserves to income);

          (x) any loss resulting from the prepayment of Funded Indebtedness of any Borrower on the Closing Date;

          (xi) any charge to earnings recorded to reflect the cumulative effect of a change to accounting principles.

     Affiliate - a Person (other than a Subsidiary):  (i) which directly or
     ---------
indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

     Agreement - the Amended and Restated Loan and Security Agreement referred
     ---------
to in the first sentence of this Appendix A, all Exhibits and Schedules thereto
                                 ----------      --------     ---------
and this Appendix A as amended, renewed, extended and restated from time to
         -----------
time.

Appendix A - Page 2

     Applicable Law - all laws, rules and regulations applicable to the Person,
     --------------
conduct, transaction, covenant or Loan Documents in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of government bodies; and orders, judgments and decrees of all courts and arbitrators.

     Authorized Officer - any President, Vice President or Chief Financial
     ------------------
Officer of any Borrower or any other Person from time to time designated by any Borrower as an Authorized Officer.

     Average Monthly Loan Balance - the amount equal to the aggregate unpaid
     ----------------------------
principal amount of the Revolving Credit Loans at the end of each day during the month in question and by dividing such sum by the number of days in such month.

     Bank - Fleet National Bank, and to successors and assigns.
     ----

     Base Rate - the rate of interest announced or quoted by Bank from time to
     ---------
time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

     Base Rate Margin - as defined in Section 2.1.1.
     ----------------                 -------------

     Base Rate Portion - that portion of the Loans that is not subject to a
     -----------------
LIBOR Option.

     Borrowing Base - as at any date of determination thereof, an amount equal
     --------------
to the lesser of:

               (A) the Revolving Credit Loan Commitment, or

               (B) An amount equal to the sum of up to eighty percent (80%) of the net amount of Eligible Accounts at such date. The net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all return, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or sales, excise or withholding taxes of any nature at any time issued, owing, claimed by the Account Debtors of such Accounts, granted, outstanding or payable in connection with such Accounts at such time.


     Business Day - any day excluding Saturday, Sunday and any day which is a
     ------------
legal holiday under the laws of the State of Texas or the State of Oklahoma or is a day on which banking institutions located in any of such states are closed.

     Capital Expenditures - expenditures made and liabilities incurred for the
     --------------------
acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful

Appendix A - Page 3
life of more than one (1) year, including, but not limited to, the direct or indirect acquisition of such assets or incurrence of such expenses by way of increased product or service charges, offset items or otherwise and payments with respect to any Capitalized Lease Obligation (excluding, however, any expenditure made and liabilities incurred by Avalon in connection with the construction, reconstruction and/or expansion of community correctional and juvenile facilities, to the extent permitted by Section 8.2.16).
                                                --------------

     Capitalized Lease Obligation - any Indebtedness represented by obligations
     ----------------------------
under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     Cash Flow - for any fiscal period of any Person, an amount equal to (i) the
     ---------
sum of (a) Adjusted Net Earnings From Operations for such period, plus (b)
                                                                  ----
accrued Taxes for such period, plus (c) Interest Expense for such period, plus
                               ----                                       ----
(d) depreciation and amortization for such period, plus, (e) with regard to the
                                                   ----
calculation of Cash Flow for Avalon, on a Consolidated basis, to the extent that such fiscal period includes any period prior to the date any Acquisition Target was acquired, Pro Forma Target Cash Flow for each such Acquisition Target for that portion of the period prior to the date such Acquisition Target was acquired included in such fiscal period, minus (ii) Capital Expenditures
                                         -----
incurred during such period.

     Central - as defined in the preamble of this Agreement.
     -------

     Closing Date - the date on which all of the conditions precedent in Section
     ------------                                                        -------
9 are satisfied and the Term Loan is made under the Agreement.
-

     Code - the Uniform Commercial Code as adopted and in force in the State of
     ----
Texas as from time to time in effect.

     Collateral - all of the Property and interests in Property described in
     ----------
Section 5, and all other Property and interests in Property that now or
---------
hereafter secure the payment and performance of any of the Obligations.

     Consolidated - the consolidation in accordance with GAAP of the accounts or
     ------------
other items as to which such term applies.

     Convertible Notes - Avalon's 7.5% Convertible Debentures due August 26,
     -----------------
2007 and September 2, 2007, respectively, in the aggregate principal amount of $3,850,000, issued pursuant to the Debenture Purchase Agreement.

     CRS - as defined in Section 8.2.17.
     ---                 --------------


     Current Assets - at any date means the amount at which all of the current
     --------------
assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance

Appendix A - Page 4
with GAAP except that amounts due from Affiliates of such Persons and investments in Affiliates of such Persons shall be excluded therefrom.

     Debenture Purchase Agreement - that certain Debenture Purchase Agreement
     ----------------------------
dated as of August 27, 1997, by and between Avalon and the purchasers of the Convertible Notes listed on Schedule A of such agreement, as amended by those certain Amendment(s) to Debenture Purchase Agreement dated on or about September 10, 1998.

     Default - an event or condition the occurrence of which would, with the
     -------
lapse of time or the giving of notice, or both, become an Event of Default.

     Default Rate - as defined in Section 2.1.2.
     ------------                 -------------

     Distribution - in respect of any corporation means and includes:  (i) the
     ------------
payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock), and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

     Dollars and the sign "$" - lawful money of the United States of America.
     ------------------------

     Dominion Account - a special account of Lender established by each Loan
     ----------------
Party pursuant to the Agreement at a bank selected by such Loan Party, but acceptable to Lender in its sole discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.


     EBITDA - for any fiscal period for any Person, an amount equal to, (a)
     ------
Adjusted Net Earnings From Operations; plus, (b) in each case, to the extent
                                       ----
deducted in determining Adjusted Net Earnings From Operations for such period
(i) Interest Expense, (ii) Taxes, (iii) depreciation and amortization and similar non-cash charges; plus, (c) with regard to the calculation of EBITDA for
                          ----
Avalon, on a Consolidated basis, for the purpose of calculating the applicable margin for Borrowers' Loans pursuant to Section 2.1.1(B), to the extent such
                                        ----------------
fiscal period includes any period prior to the date any Acquisition Target was acquired, Pro Forma Target EBITDA for each such Acquisition Target for that portion of the period prior to the date such Acquisition Target was acquired included in such fiscal period.

     Eligible Account - an Account arising in the ordinary course of business of
     ----------------
a Loan Party from the sale of goods or rendition or services which is payable in Dollars and which Lender, in its sole and reasonable credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account of a Loan Party shall be an Eligible Account if (unless otherwise waived in writing by Lender):

               (i) it arises out of a sale made by or services performed by a Loan Party to any Loan Party, or a Subsidiary or Affiliate of a Loan Party;

Appendix A - Page 5

               (ii) (except as otherwise provided herein) it is due or unpaid more than 90 days after the original invoice date;

               (iii) 25% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder;

               (iv) with respect to any Accounts arising out of services performed at the Union City Juvenile Center due and owing from the Union City, Oklahoma school district as a reimbursement for school programs (a "School Receivable") such School Receivables shall not be
                       -----------------
          due or unpaid more that 210 days after the original invoice date or exceed in the aggregate the sum of $85,000.00 at any time;

               (v) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached;

               (vi) the Account Debtor is also a creditor or supplier of a Loan Party (but only to the extent of the amount owed to such creditor or supplier), or the Account Debtor has disputed liability with respect to such Account (but only to the extent of such dispute), or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to such Loan Party, or the Account otherwise is or may reasonably be expected to (in Fleet's reasonable judgement) become subject to any right of setoff, counterclaim, reserve or chargeback of the Account Debtor (but only to the extent of such setoff, counterclaim, reserve or chargeback);

               (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the proceedings in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs;

               (viii) it arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States, unless the sale is backed by an irrevocable letter of credit issued or confirmed by a bank acceptable to Lender, it its sole discretion, and is in form and substance acceptable to Lender, payable in the full amount of the Account in freely convertible Dollars at a place of payment within the United States;

               (ix) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis;

Appendix A - Page 6

               (x) (a) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, and the Loan Party to whom such Account is owed fails to assign its right to payment of such Account to Lender following written request for such assignment by Lender or upon the occurrence of an Event of Default, in a manner satisfactory to Lender so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. (S)3727 et seq., as amended), or (b) the
                                         -------
          Account Debtor is a state, country or municipality, or a political subdivision or agency thereof, which is subject to any Applicable Law that would disallow an assignment of Accounts on which it is the Account Debtor;

               (xi)   the Account is subject to a Lien;

               (xii) the goods or services giving rise to such Account have not been performed or delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by a Loan Party and accepted by the Account Debtor or the Account otherwise does not represent a final sale;

               (xiii) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment;

               (xiv) a Loan Party has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account;

               (xv) a Loan Party has made an agreement with the Account Debtor to extend the time of payment thereof;

               (xvi) it has not been billed or invoiced to the underlying Account Debtor; or

               (xvii) it is not subject to a duly perfected lien in favor of Lender and no other Lien.

     El Paso Property - that certain tract of real Property located in El Paso
     ----------------
County, Texas described as Lot 2, Block 8, Horizon Hills, an addition to El Paso County, Texas, according to a map thereof on file in Book 41, Page 26 and 26A Plat Records, El Paso County, Texas being 7.317 acres, more or less.

     Elk City - as defined in the preamble of this Agreement.
     --------

     Emerald Square - Emerald Square, L.L.C., an Oklahoma limited liability
     --------------
company.

Appendix A - Page 7

     Environmental Laws - all federal, state and local laws, rules, regulations,
     ------------------
ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety or environmental matters.

     Equipment - all machinery, apparatus, equipment, fittings, furniture,
     ---------
Fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in the operations of any Loan Party or owned by any Loan Party or in which any Loan Party has an interest, whether now owned or hereafter acquired by any Loan Party and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     Equity Interest - (i) with respect to a corporation, any and all capital
     ---------------
stock or warrants, options or other rights to acquire capital stock, and (ii) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in any such Person.

     ERISA - the Employee Retirement Income Security Act of 1974, as amended,
     -----
and all rules and regulations from time to time promulgated thereunder.

     Event of Default - as defined in Section 10.1.
     ----------------                 ------------

     Excess Interest - as defined in Section 2.1.3(B).
     ---------------                 ----------------

     Excluded Property - the Property set forth on Exhibit R to the Original
     -----------------                             ---------
Agreement as the same may be amended from time to time with the consent of Lender.

     Fixed Charge Coverage Ratio - for any period of determination, the ratio of
     ---------------------------
(a) EBITDA for such period, to (b) Fixed Charges for such period.

     Fixed Charges - for any period of determination, the sum of (a) all
     -------------
scheduled principal payments due in respect of Funded Indebtedness during such period, (b) all interest expenses paid in cash during such period, (c) all Capital Expenditures incurred during such period, and (d) all Taxes not included in the determination of EBITDA that are paid in cash during such period.

     Fixtures - all "Fixtures" as defined in the Code now owned or hereafter
     --------
acquired by any Loan Party including, without limitation, all plant Fixtures, business Fixtures, other Fixtures, and storage office facilities, wherever located; and all additions and accession thereto and replacements therefore.


     Funded Indebtedness - as applied to any Person means, (a) all Indebtedness,
     -------------------
(whether or not represented by bonds, debentures, notes, securities, or other evidences of Indebtedness, for the repayment of money borrowed), (b) all Indebtedness representing deferred payment of the purchase price of property or assets, (c) all Indebtedness under any lease which, in conformity with GAAP,

Appendix A - Page 8
is required to be capitalized for balance sheet purposes and leases of property or assets made as a part of sale and lease-back transaction if required to be capitalized, (d) all Indebtedness under guaranties (excluding, Avalon's guaranty of any Indebtedness of Emerald Square), endorsements, assumptions, or other contractual obligations, including any letters of credit, or the obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, (e) all Indebtedness secured by a Lien existing on Property owned, subject to such Lien, whether or not the Indebtedness secured thereby shall have been assumed by the owner thereof, and (f) all amendments, renewals, extensions, modifications and refundings of any Indebtedness or obligations referred to in the foregoing clauses (a) through (e).

     GAAP - generally accepted account principles in the United States of
     ----
America in effect from time to time.

     General Intangibles - all general intangibles of any Loan Party whether now
     -------------------
owned or hereafter created or acquired by any Loan Party, including all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to any Loan Party to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

     Greeley Property - means that certain real property located at 1730-1750-
     ----------------
1760 Sixth Avenue, Greeley, Colorado.

     Guarantors - Central, Elk City, The Villa and any other Person who now or
     ----------
may hereafter guarantee payment or performance of the whole or any part of the Obligations.

     Guaranty Agreements - the unconditional Guaranty which is to be executed by
     -------------------
each Guarantor in form and substance satisfactory to Lender.

     Indebtedness - as applied to a Person means, without duplication
     ------------

          (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

          (ii) all obligations of other Persons which such Person has guaranteed,

          (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

Appendix A - Page 9

          (iv) in the case of any Borrower (without duplication), the Obligations.

     Instruments - all "instruments", "chattel paper" or "letters of credit"
     -----------
(each as defined in the Code) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Loan Party.

     Interest Expense - with respect to any fiscal period, the interest expense
     ----------------
incurred for such period as determined in accordance with GAAP.

     Investment Property - all investment property of any Loan Party, whether
     -------------------
now owned or hereafter acquired, including, but not limited to, all securities (certificated or uncertificated), securities accounts, securities entitlements, commodity accounts and commodity contracts.

     Legal Requirement - any requirement imposed upon Lender by any law of the
     -----------------
United States of America or the United Kingdom or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Federal Reserve Board, the Bank of England or any other board, central bank or governmental or administrative agency, institution or authority of the United States of America, the United Kingdom or any political subdivision of either thereof.

     LIBOR Interest Payment Date - with respect to any LIBOR Portion, the last
     ---------------------------
day of each calendar month during the applicable LIBOR Period.

     LIBOR Margin - As defined in Section 2.1.1.
     ------------                 -------------

     LIBOR Option - the option granted pursuant to Section 2.3 of the Agreement
     ------------                                  -----------
to have the interest on all or any portion of the principal amount of the Loans based on a LIBOR Rate.

     LIBOR Period - any period of one (1) month, two (2) months, three (3)
     ------------
months, or six (6) months commencing on a Business Day, selected as provided in

Section 2.3(i); provided, however that no LIBOR Period shall extend beyond the
--------------  --------
last day of the Term, unless Borrowers and Lender have agreed to an extension of the Term beyond the expiration of the LIBOR Period in question. If any LIBOR Period so selected shall end on a date that is not a Business Day, such LIBOR Period shall instead end on the next preceding or succeeding Business Day as determined by Lender in accordance with the then current banking practice in London; provided, that Borrower shall not be required to pay double interest,
        --------
even though the preceding LIBOR Period ends and the new LIBOR Period begins on the same day. Each determination by Lender of the LIBOR Period shall, in the absence of manifest error, be conclusive.

     LIBOR Portion - that portion of the Loans specified in a LIBOR Request
     -------------
(including any portion of Loans which is being borrowed by Borrowers concurrently with such LIBOR Request) which is not less than $1,000,000 and is an integral multiple of $100,000, which does not exceed the outstanding balance of Loans not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on

Appendix A - Page 10
the LIBOR Rate in Section 2.3 of the Agreement and the LIBOR Period of which was
                  -----------
commenced and not terminated.

     LIBOR Rate - with respect to any LIBOR Portion for the related LIBOR
     ----------
Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1% equal to the product of (i) the Base LIBOR Rate (as hereinafter defined) multiplied by (ii) Statutory Reserves. For purposes of this
         ----------
definition, the term "Base LIBOR Rate" shall mean the rate (rounded to the
                      ---------------
nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher of 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion specified in the applicable LIBOR Request are offered to Lender by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by Lender of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

     LIBOR Request - a notice in writing (or by telephone confirmed by telex,
     -------------
telecopy or other facsimile transmission on the same day as the telephone request) from an Authorized Officer to Lender requesting that interest on a Loan be based on the LIBOR Rate, specifying: (i) the first day of the LIBOR Period;
(ii) the length of the LIBOR Period consistent with the definition of that term; and (iii) the dollar amount of the LIBOR Portion consistent with the definition of such terms.

     Lien - any interest in Property securing an obligation owed to, or a claim
     ----
by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, each Loan Party shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Loan Account - the loan account established on the books of Lender pursuant
     ------------
to Section 3.6.
   -----------

     Loan Documents - the Agreement, the Other Agreements and the Security
     --------------
Documents.

     Loan Parties - collectively, each Borrower, each Guarantor and each other
     ------------
Person (other than Lender) which is at any time a party to any Loan Document or individually, a Loan Party.
                ----------

     Loans - all loans and advances of any kind made by Lender pursuant to the
     -----
Agreement.

     Material Adverse Effect  - the effect of any event or condition which,
     ------------------------
alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties, condition (financial or otherwise) or business prospects of any Loan Party, taken as a whole; (ii) has any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan

Appendix A - Page 11

Documents; (iii) has or may be reasonably expected to have any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens or Lender with respect to the Collateral or any material part thereof or the priority of such Liens; (iv) materially impairs the ability of any Loan Party, taken as a whole to perform their obligations under this Agreement or any of the other Loan Documents, including repayment of the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

     Maximum Legal Rate - as defined in Section 2.1.3(A).
     ------------------                 ----------------

     Money Borrowed - means (i) Indebtedness arising from the lending of money
     --------------
by any Person to any Loan Party; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to any Loan Party, (a) which is represented by notes payable or drafts accepted that evidence extensions of credit, (b) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (c) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Indebtedness of any Loan Party under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by any Loan Party.

     Mortgages - collectively, any mortgage, deed of trust or security deed to
     ---------
be executed by any Loan Party in favor of Lender and by which any Loan Party shall grant and convey to Lender, as security for the Obligations, a Lien upon the real Property of such Loan Party.

     Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of
     ------------------
ERISA.

     Net Worth - at any date of determination thereof, (i) the aggregate amount
     ---------
of all assets of a Person and its Subsidiaries on a Consolidated basis as may be properly classified as such, less (ii) the aggregate amount of all liabilities of a Person and its Subsidiaries on a Consolidated basis, all as determined in accordance with GAAP.

     Obligations - all Loans and all other advances, debts, liabilities,
     -----------
obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrowers to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

     Original Agreement - as defined in the preamble to this Agreement.
     ------------------

     Other Agreements - any and all agreements, instruments and documents (other
     ----------------
than the Agreement and the Security Documents), heretofore, now or hereafter executed by any Loan Party

Appendix A - Page 12

Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement, including the Subordination Agreements.

     Other Subordinated Debt - all Subordinated Debt other than the RSTW Debt.
     -----------------------

     Out-of-Formula Condition - at any date of determination thereof, a
     ------------------------
condition such that the outstanding principal amount of Loans on such date exceeds the Borrowing Base on such date.

     Participant - each Person who shall be granted the right by Lender to
     -----------
participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

     Permitted Liens - any Lien of a kind specified in Section 8.2.5.
     ---------------                                   -------------

     Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of any
     -------------------------------------
Loan Party incurred after the date hereof which is secured by a Purchase Money Lien and (a) which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of the Loan Parties at the time outstanding, does not exceed, in the aggregate, $250,000.00, (b) is incurred solely in connection with the purchase of replacements for the Excluded Property; provided such Purchase Money Lien attaches only to such replacement of Excluded Property, or (c) is incurred solely in connection with the purchase of passenger vans used in connection with correctional facilities; provided such Purchase Money Lien attaches only to such passenger vans. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

     Person - an individual, partnership, corporation, limited liability
     ------
company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees
     ----
of any Loan Party that is covered by Title IV of ERISA.

     Pro Forma Balance Sheet - the unaudited Consolidated balance sheet of
     -----------------------
Avalon and its Subsidiaries as of the Closing Date after giving effect to the execution and delivery of the Loan Documents and the funding of any Loans made by Lender to Borrowers on the Closing Date and the payment of all fees, costs and expenses associated with the foregoing.

     Pro Forma Fixed Charge Coverage Ratio - for any period of determination,
     -------------------------------------
the ratio of (a) EBITDA for such period, to (b) to Pro Forma Fixed Charges for such period.

     Pro Forma Fixed Charges - for any period of determination, the sum of
     -----------------------
(without duplication) (a) all scheduled principal payments due in respect of Funded Indebtedness during such period, (b) all interest expenses paid in cash during such period, (c) all Capital Expenditures incurred during

Appendix A - Page 13
such period, (d) all Taxes not included in the determination of EBITDA that are paid in cash during such period, and (e) the sum of $325,000.00 for each calendar quarter ending prior to July 1, 2000 included in such period.

     Pro Forma Target Cash Flow - with respect to any Acquisition Target, the
     --------------------------
Cash Flow of such Acquisition Target, on a pro forma basis (calculated in a manner and using amounts approved by Lender), for the twelve month period ending on the last day of the calendar month immediately preceding the date on which the Acquisition is consummated for which financial information prepared in a manner consistent with the financial statements required by Section 8.1.3 is
                                                            -------------
available.

     Pro Forma Target EBITDA - with respect to any Acquisition Target, the
     -----------------------
EBITDA of such Acquisition Target, on a pro forma basis (calculated in a manner and using amounts approved by Lender), for the twelve month period ending on the last day of the calendar month immediately preceding the date on which the Acquisition is consummated for which financial information prepared in a manner consistent with the financial statements required by Section 8.1.3 is available.
                                                     -------------

     Projections - Avalon's forecasted Consolidated and consolidating (i)
     -----------
balance sheets, (ii) profit and loss statements, (iii) cash flow statements, and
(iv) capitalization statements, all prepared on a consistent basis with the historical financial statements of Avalon and its Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions.

     Properly Contested - in the case of any Indebtedness of a Loan Party
     ------------------
(including any Taxes) that is not paid as and when due or payable by reason of such Loan Party's bona fide dispute concerning its liability to pay same or concerning the amount thereof, that (i) such Indebtedness and any Liens securing same are being property contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (ii) such Loan Party has established appropriate reserves as shall be required in conformity with GAAP,
(iii) the non-payment of such Indebtedness will not have a Material Adverse Effect and will not result in a forfeiture of any assets of such Loan Party;
(iv) no Lien is imposed upon any of such Loan Party's assets with respect to such Indebtedness unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Lender (except only with respect to property Taxes that have priority as a matter of applicable state law); (v) if the Indebtedness results from the entry, rendition or issuance against a Loan Party or any of its assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed or bonded pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely to such Loan Party, such Loan Party forthwith pays such Indebtedness and all penalties and interest in connection therewith.

     Property - any interest in any kind of property or asset, whether real,
     --------
personal or mixed, or tangible or intangible.

     Purchase Money Indebtedness - means and includes (i) Indebtedness (other
     ---------------------------
than the Obligations and the Subordinated Debt) for the payment of all or any part of the purchase price of any fixed assets, or passenger vans used in connection with correctional facilities, (ii) any

Appendix A - Page 14

Indebtedness (other than the Obligations or the Subordinated Debt) incurred at the time of or within ten (10) days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

     Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money
     -------------------
Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     Qualified Secondary Public Offering - a firm commitment, underwritten
     -----------------------------------
public offering of Avalon's common stock to the general public pursuant to one or more registration statements declared effective by the United States Securities and Exchange Commission which results in gross cash proceeds of at least $25,000,000.00.

     Rentals - as defined in Section 8.2.12.
     -------                 --------------

     Reportable Event - any of the events set forth in Section 4043(b) of ERISA.
     ----------------

     Restricted Investment - any investment made in cash or by delivery of
     ---------------------
Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

          (i) investments of any Borrower in any of its Subsidiaries to the extent existing on the Closing Date;

          (ii)  Property to be used in the ordinary course of business;

          (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of any Borrower and its Subsidiaries;

          (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

          (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

          (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

Appendix A - Page 15

     Revolving Credit Loan Commitment - $3,000,00.00 as the same may from time
     --------------------------------
to time be reduced pursuant to this Agreement.

     Revolving Credit Loans - Loans made by Lender as provided in Section 1.1.1
     ----------------------                                       -------------
of the Agreement.

     RSTW - RSTW Partners III, L.P., a Delaware Limited Partnership.
     ----

     RSTW Debt - means and includes all indebtedness, obligations and
     ---------
liabilities of any Loan Party now or hereafter owing under or in respect of the RSTW Debt Documents.

     RSTW Debt Documents - means (i) the RSTW Loan Agreement, (ii) the RSTW
     -------------------
Note, (iii) the RSTW Securities Documents, and (iv) all promissory notes, agreements, proxies, security documents, guaranties, share certificates, documents and instruments now or at any time hereafter executed and/or delivered by any Loan Party and, in favor of or for the benefit of RSTW in connection therewith or related thereto; as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced to the extent permitted under this Agreement and the RSTW Subordination Agreement.

     RSTW Loan Agreement - means that certain Note Purchase Agreement dated
     -------------------
September 16, 1998, by and among RSTW and Borrowers, as the same now exist and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced to the extent permitted under this Agreement at the RSTW Subordination Agreement.

     RSTW Note - means the Senior Subordinated Note dated September 16, 1998, in
     ---------
the stated principal amount of $10,000,000 issued by Borrowers to RSTW, together with any amendments, modifications, extensions, substitutions, restatements or replacements of the same to the extent permitted under this Agreement at the RSTW Subordination Agreement.

     RSTW Securities Documents - means the "Securities Documents" as defined in
     -------------------------
the RSTW Subordination Agreement.

     RSTW Subordination Agreement - means the Subordination Agreement, dated the
     ----------------------------
date hereof, by and between Lender and RSTW as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     Schedule of Accounts - as defined in Section 6.2.1.
     --------------------                 -------------

     Security - shall have the same meaning as in Section 2(1) of the Securities
     --------
Act of 1933, as amended.

     Security Documents - the Guaranty Agreements, the Mortgages and all other
     ------------------
instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

Appendix A - Page 16

     Senior Debt - means all Money Borrowed, excluding Subordinated Debt.
     -----------

     Solvent - as to any Person, such Person (i) owns Property whose fair
     -------
saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

     Southern - as defined in the preamble of this Agreement.
     --------

     Statutory Reserves - a fraction (expressed as a decimal), the numerator of
     ------------------
which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Federal Reserve Board and any other banking authority to which Lender is subject for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. Any LIBOR Portion shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage, provided that no adjustment shall reduce Statutory Reserves below the amount in effect on the Closing Date.

     Subordinated Debt - the RSTW Debt and Indebtedness of any Borrower pursuant
     -----------------
to the Convertible Notes.

     Subordination Agreements - collectively, the RSTW Subordination Agreement
     ------------------------
and the Consolidated Notes Subordination Agreement as the same may be amended, modified, supplemented, extended, renewed, restated or replaced.

     Subsidiary - any corporation of which a Person owns, directly or indirectly
     ----------
through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

     Tangible Assets - means all assets except: (i) deferred assets, other than
     ---------------
prepaid insurance and prepaid taxes; (ii) patents, copyrights, trade marks, trade names, non-compete agreements, franchises and other similar intangibles;
(iii) good will, including any amounts, however designated on the Consolidated balance sheet of Avalon and its Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of such Person; (iv) unamortized debt discount and expense; (v) assets located and notes and receivables from obligors outside of the United States of America; and (vi) Accounts, notes and other receivables due from Affiliates, Subsidiaries or employees.

     Tangible Net Worth -  as of any date of determination, a sum equal to:
     ------------------

Appendix A - Page 17

     (i) the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves) at which the Tangible Assets of Avalon (on a Consolidated basis) would be shown on a balance sheet at such date in accordance with GAAP; minus
                                            -----

     (ii) the amount at which such person's liabilities (other than capital stock, surplus, and Subordinated Debt) would be shown on such balance sheet in accordance with GAAP, and including as liabilities all reserves for contingencies and other potential liabilities.

     Tax - collectively, any present and future tax, levy, impost, duty, fee,
     ---
assessment, deduction, withholding or other charge of whatever nature, including income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto and (ii) in relation to any LIBOR Portion and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required by any Legal Requirement (1) to be paid by Lender and/or (2) to be withheld or deducted from any payment otherwise required hereby to be made by any Borrower to Lender; provided, that the term "Tax" shall
                                             --------
not include any taxes imposed upon the net income of Lender.

     Term - as defined in Section 4.1.
     ----                 -----------

     Term Loan - as defined in Section 1.2.
     ---------                 -----------

     Term Loan Commitment - as defined in Section 1.2.
     --------------------                 -----------

     Term Note - as defined in Section 1.2.
     ---------                 -----------

     Termination Balance - as defined in Section 4.2.3.
     -------------------                 -------------

     The Villa - as defined in the preamble to this Agreement.
     ---------

     Triggering Date - as defined in Section 2.1.1.
     ---------------                 -------------

     Total Credit Facility - $16,500,000 and as the same may from time to time
     ---------------------
be reduced pursuant to Section 3.3.3.
                       -------------

     Total Liabilities - as of any date of determination all amounts properly
     -----------------
classified as liabilities on Avalon's Consolidated balance sheet (other than Subordinated Debt) at such date in accordance with GAAP, plus all reserves for contingencies and all other potential liabilities for which no reserves have been previously established on such balance sheet, to the extent such amounts are not already classified as liabilities in accordance with GAAP.

Appendix A - Page 18

     University - as defined in Section 8.2.17.
     ----------                 --------------

     Voting Stock - Securities of any class or classes of a corporation the
     ------------
holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     Other Terms.  All other terms contained in the Agreement shall have, when
     -----------
the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

     Certain Matters of Construction.  References to "Sections," "subsections,"
     -------------------------------                  --------    -----------
"Exhibits," "Schedules," and to the Appendix shall be to Sections, subsections,
 --------    ---------              --------             --------  -----------
Exhibits, Schedules and the Appendix, respectively, of or to the Agreement
--------  ---------         --------
unless otherwise specifically provided. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof. Whenever the phrase "including" shall appear in this Agreement, such word shall be understood to mean "including, without limitation."

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Appendix A - Page 19

                               LIST OF EXHIBITS
                               ----------------

Exhibit A   Term Note
Exhibit B   Business Locations
Exhibit C   Jurisdictions in which the Loan Parties and their Subsidiaries are
            Authorized to do Business
Exhibit D   Capital Structure
Exhibit E   Corporate Names
Exhibit F   Tax Identification Numbers of the Loan Parties
Exhibit I   Litigation
Exhibit K   Operating Leases
Exhibit L   Pension Plans
Exhibit O   Permitted Liens
Exhibit P   Borrowing Base Certificate
Exhibit Q   Property Acquired Within Past Five Years
Exhibit S   Material Change in the Condition, Financial or Otherwise Of Loan
            Parties Change in the Aggregate Value of Equipment and Real Property
            Of Loan Parties

                                  EXHIBIT  A

                                   TERM NOTE

$13,500,000.00                                                  December 9, 1999

     FOR VALUE RECEIVED, AVALON CORRECTIONAL SERVICES, INC. and SOUTHERN CORRECTIONS SYSTEMS, INC. (collectively, and jointly and severally, "Borrower"),
                                                                     --------
hereby promises to pay to the order of FLEET CAPITAL CORPORATION ("Lender") at
                                                                   ------
its offices at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of THIRTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,500,000.00 ), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time as specified in that certain Amended and Restated Loan and Security Agreement dated as of December 9, 1999, by and among Lender, Borrower, and the Guarantors (the "Loan Agreement"). Capitalized terms
                                           --------------
not otherwise defined herein shall have the same meanings as in the Loan Agreement.

     This Term Note is the term note referred to in, and is issued pursuant to, the Loan Agreement. All of the terms, covenants and conditions of the Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full.

     For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

          (b) Principal shall be due and payable quarterly on the first day of each calendar quarter commencing on July 1, 2000 and continuing on the first day of each calendar quarter thereafter through and including January 1, 2003, in installments of $325,000.00 each; and

          (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on February 25, 2003.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to the terms thereof.

     This Note shall be subject to mandatory prepayment in accordance with the provision of the Loan Agreement. Borrower may also prepay this Note in the manner provided in the Loan Agreement.

Term Note - Page 1

     Upon the occurrence, and during the continuation, of an Event of Default, this Term Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas. This Note is issued in substitution for and replacement of, but not in payment of certain Obligations of Borrower under the Original Agreement to Lender.

                                        AVALON CORRECTIONAL SERVICES, INC.,
                                        a Nevada corporation



                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------

                                        SOUTHERN CORRECTIONS SYSTEMS, INC.,
                                        an Oklahoma corporation



                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------


Term Note - Page 2

                                   EXHIBIT B

                              BUSINESS LOCATIONS


1. Each Loan Party currently has the following business locations, and no others:

     Chief Executive Office:

     Avalon Correctional Services, Inc.     Southern Corrections Systems, Inc.
     13401 Railway Drive                    13401 Railway Drive
     Oklahoma City, OK 73114                Oklahoma City, OK 73114
     Other Locations:

     Avalon Correctional Services, Inc.:    Southern Corrections Systems, Inc.:
     ----------------------------------     ----------------------------------

     Emerald Square                         Avalon Correctional Center
     701 N. Council Road                    302 W. Archer Street
     Oklahoma City, OK 73127                Tulsa, OK 74103

     The Villa at Greeley, L.L.C.           El Paso Intermediate Sanction
     ----------------------------            Facility
                                            1650 Horizon Boulevard
                                            El Paso, TX 79927
     1730-1750-1760 South Sixth Avenue
     Greeley, CO 80632                      El Paso Multi-use Facility
                                            1700 Horizon Boulevard
                                            El Paso, TX 79927

                                            Turley Correctional Center
                                            6101 N. Cincinnati Avenue
                                            Tulsa, OK 74123

                                            Union City Juvenile Center
                                            700 N. SH 81
                                            P.O. Box 247
                                            Union City, OK 73090

                                            The Phoenix Center
                                            8031 Highway I-76
                                            Henderson, CO 80221

2. Each Loan Party maintains its books and records relating to Accounts and General Intangibles at:

     ALL LOAN PARTIES:   13401 Railway Drive
                         Oklahoma City, OK 73114

3. Each Loan Party has had no office, place of business or agent for process located in any county other than as set forth above, except:


                                 Not Applicable

4. Each Subsidiary of a Loan Party currently has the following business locations, and no others:

     Chief Executive Office:

     Elk City Properties, Inc.               Central Oklahoma Properties Corp.,
     -------------------------               ---------------------------------

     13401 Railway Drive                     13401 Railway Drive
     Oklahoma City, OK 73114                 Oklahoma City, OK 73114

     Other Locations:    None


5. Each Subsidiary of a Loan Party maintains its books and records relating to Accounts and General Intangibles at:

     13401 Railway Drive
     Oklahoma City, OK 73114

6. Each Subsidiary of a Loan Party has had no office, place of business or agent for process located in any county other than as set forth above, except:


                                 Not Applicable

                                   EXHIBIT C

                   JURISDICTIONS IN WHICH THE LOAN PARTIES,
                            AND THEIR SUBSIDIARIES
                         ARE AUTHORIZED TO DO BUSINESS


     Name of Entity                           Jurisdictions
     --------------                           -------------


Avalon Correctional Services, Inc.            Missouri
                                              Nevada
                                              Oklahoma

Southern Corrections Systems, Inc.            Colorado
                                              Missouri
                                              Nebraska
                                              Oklahoma
                                              Texas

Elk City Properties, Inc.                     Oklahoma

Central Oklahoma Properties Corp.             Oklahoma

The Villa at Greeley, L.L.C.                  Colorado

                                   EXHIBIT D

                               CAPITAL STRUCTURE

1. The classes and number of authorized shares of each Loan Party and any Subsidiary of such Loan Party and the record owner of such shares are as follows:

Avalon Correctional Services, Inc., a Nevada corporation:
--------------------------------------------------------

==================================================================================
                     Number of Shares                         Number of Shares
 Class of Stock   Issued and Outstanding   Record Owners   Authorized but Unissued
----------------  ----------------------  ---------------  -----------------------
Common -A               4,670,630         Publicly Traded        15,329,370
----------------------------------------------------------------------------------
Common - B                    -0-              -0-                4,000,000
----------------------------------------------------------------------------------
Preferred                     -0-              -0-                1,000,000
----------------------------------------------------------------------------------
==================================================================================

Avalon Correctional Services, Inc., owns 100% of the Common Stock of the
------------------------------------------------------------------------
following Loan Parties:
----------------------

Southern Corrections Systems, Inc., an Oklahoma corporation
Central Oklahoma Properties Corp., an Oklahoma corporation

Southern Corrections Systems, Inc., owns 100% of the outstanding membership
---------------------------------------------------------------------------
interests of the following entity:   The Villa at Greeley, L.L.C., a Colorado
---------------------------------
limited liability company.

Southern Corrections Systems, Inc., is Sole Voting Member of the following
--------------------------------------------------------------------------
nonprofit entities:
------------------

Adams Community Corrections Program, Inc., a Colorado nonprofit corporation. Comprehensive Recovery Services, Inc., a Colorado nonprofit corporation.

2. The number, nature and holder of all other outstanding Securities of each Loan Party and each Subsidiary of such Loan Party is as follows:

     Avalon Correctional Services, Inc., - See Attached
     No other Loan Party has any Securities outstanding other than Common Stock or limited liability membership interests owned by Avalon Correctional Services, Inc., or Southern Corrections Systems, Inc., as identified in Paragraph 1 above.

3. The correct name and jurisdiction of incorporation of each Subsidiary of each Loan Party and the percentage of its issued and outstanding shares owned by such Loan Party are as follows:

                             SEE PARAGRAPH 1 ABOVE

4. The name of each of Loan Party's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

     Avalon Retirement Centers, L.L.C., -     Avalon Correctional Services,
     Inc., owns 15% LLC interest




5. Warrants and options of each Loan Party with a description of exercise options and price.

Avalon Community Services
Equity Instruments
12/08/99

                                                                   Donald E.      RSTW             Pro Trust        Jerry M.
                                           Total       Street      Smith          Partners III     Equity           Sunderland
                                         --------------------------------------------------------------------------------------
Common Stock                             4,670,630    1,836,826    1,027,729       1,622,448
Convertible into Common Stock
Convertible Debentures                   1,283,333      470,000                                     666,667
Class C Warrants                           837,500      533,000       10,000
Class D Warrants                           200,000
Class E Warrants                            79,000
CEO Guarantee Warrants                     750,000                   750,000
Underwriter Warrants                       100,000
Legg Mason Warrants                        200,539
John P. O'Shea Warrants                     60,000
Stock Options outstanding                  530,440                   141,270                                           141,270
                                         --------------------------------------------------------------------------------------
                                         8,711,442    2,839,826    1,928,999       1,622,448        666,667            141,270
                                         ======================================================================================
                                                         32.60%       22.14%          18.62%          7.65%              1.62%
                                                       ========================================================================

Note: No other owenrs known over 1%

                                   EXHIBIT E

                                CORPORATE NAMES

1. Avalon's correct corporate name, as registered with the Secretary of State of the State of Nevada, is:

     Avalon Correctional Services, Inc.

2.   In the conduct of its business, Avalon has used the following names:

     Avalon Correctional Services, Inc.
     Avalon Community Services, Inc.
     Avalon Enterprises, Inc.

3. The correct corporate name of each remaining Loan Party, as registered with the Secretary of State of the state of incorporation of such Loan Party is:

     Southern Corrections Systems, Inc., an Oklahoma corporation
     Elk City Properties, Inc., an Oklahoma corporation
     Central Oklahoma Properties Corp., an Oklahoma corporation
     The Villa at Greeley, L.L.C., a Colorado limited liability company

4.   In the conduct of its business, Loan Party has used the following names:

     Avalon Correctional Services, Inc.
     Avalon Community Services, Inc.
     Avalon Enterprises, Inc.

     The Villa at Greeley, L.L.C., has used the trade names The Restitution Center and the Residential Treatment Center

     The Villa at Greeley, L.L.C., was formerly known as Del Camino Prerelease, LLC, and New Villa at Greeley, LLC.

5. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:

     Southern Corrections Systems, Inc., an Oklahoma corporation
     Elk City Properties, Inc., an Oklahoma corporation
     Central Oklahoma Properties Corp., an Oklahoma corporation
     The Villa at Greeley, L.L.C., a Colorado limited liability company

6. In the conduct of its business, each Subsidiary has used the following names:

     Elk City Properties, Inc., an Oklahoma corporation: Norman Housing, Inc., an Oklahoma corporation

     Central Oklahoma Properties Corp., an Oklahoma corporation: The Ark Treatment Center, Inc., an Oklahoma corporation.

     The Villa at Greeley, L.L.C., a Colorado limited liability company:   The
     Restitution Center, Residential Treatment Center, Del Camino Prerelease, LLC, and New Villa at Greeley, LLC.

                                   EXHIBIT F

                TAX IDENTIFICATION NUMBERS OF THE LOAN PARTIES


          Loan Party                              Number
          ----------                            ----------

          Avalon Correctional Services, Inc.    13-3592263
          Southern Corrections Systems, Inc.    73-1356291
          Central Oklahoma Properties Corp.     73-1356347
          Elk City Properties, Inc.             73-1377660
          The Villa at Greeley, L.L.C.          84-1280281

                                   EXHIBIT I

                                   LITIGATION


1. Actions, suits, proceedings and investigations pending against any Loan Party or any Subsidiary of a Loan Party:



=============================================================================================================
      Title of Action               Nature of Action         Complaining Parties   Jurisdiction or Tribunal
---------------------------  ------------------------------  -------------------  ---------------------------
 Proceeding before the          Arbitration proceeding to        Avalon              American Arbitration
 American Arbitration           determine amounts owed to        Correctional        Association Case Number
 Association; Avalon            Boldt Construction               Services, Inc.      71 110 00108 98
 Correctional Services,         Company under
 Inc., vs. Oscar J. Boldt       Construction Contract
 Construction Company
-------------------------------------------------------------------------------------------------------------
 Avalon Correctional            Action by Avalon                 Avalon              Oklahoma County District
 Services, Inc., vs. The        Correctional Services, Inc.,     Correctional        Court, State of Oklahoma
 Benham Group, Inc.             to recover for costs and         Services, Inc.      Case Number CJ-99-7045-61
                                expenses incurred as a result
                                of the negligent design
                                services of The Benham
                                Group, Inc.
-------------------------------------------------------------------------------------------------------------
 Russell Partain vs.            Personal injury action by        Russell Partain     Oklahoma County District
 Avalon Community               former inmate of the Carver                          Court, State of Oklahoma;
 Service and Wayland Joe        Center; Mr. Partain alleges                          Case Number CJ - 99 -
 Clark                          injuries sustained in van                            6892 - 61
                                accident that occurred in
                                October of 1997
=============================================================================================================


2. The only threatened actions, suits, proceedings or investigations of which any Loan Party or any Subsidiary of a Loan Party is aware are as follows:

                                      NONE

                                   EXHIBIT K

                               OPERATING LEASES

Borrowers' and their Subsidiaries have the following Operating Leases:

-----------------------------------------------------------------------------------------------------------------------
Facility              Description       Serial Number           Lessor and Address          Start    End Date  Monthly
                                                                                            Date               Amount
-----------------------------------------------------------------------------------------------------------------------
Copiers
 Tulsa             Savin 9035DL       11182              Stanley Corporation/              05/01/97  04/30/02      239
 Turley            Savin 9035DL       11181              Nutech Business Systems           05/01/97  04/30/02      239
 Central Office    Savin 9500         11547              2601 NW Expressway                02/01/98  01/31/01      547
 El Paso           Savin 9122DL       1B27110186         Oklahoma City, OK 73112           03/20/98  03/19/02      189
-----------------------------------------------------------------------------------------------------------------------
Central Office     Ricoh Afficio 450  7708870377         Copy Solutions                    12/07/98  12/06/01      388
-----------------------------------------------------    5715 N.  Western, Suite G       ------------------------------
Carver             Ricoh Afficio 350  7698900487         Oklahoma City, OK 73118           12/07/98  12/06/01      273
-----------------------------------------------------                                    ------------------------------
Union City         Ricoh Afficio 450  7708870584                                           12/07/98  12/06/01      333
-----------------------------------------------------------------------------------------------------------------------
Union City         Ricoh 8680         38760200023                                          03/24/99  03/23/02      561
-----------------------------------------------------------------------------------------------------------------------
Tulsa              Ricoh Aficio 200   A7227020123        IOS Capital                       09/01/98  05/31/02      134
-----------------------------------------------------    P.  O.  Box 9115                ------------------------------
                                                         Macon, GA 31210
-----------------------------------------------------------------------------------------------------------------------
Central Office     Canon L9000 fax    UYG16765           Canon Financial Services, Inc.    06/14/99  06/13/02      102
                   machine                               15325 SE 30/th/ Place, Suite 100
-----------------------------------------------------    Bellvue, WA 98007               ------------------------------

-----------------------------------------------------------------------------------------------------------------------
Central Office     Postage Meter      8065003            Pitney Bowes Credit Corp          11/20/96  01/19/01      140
                   and Scales                            201 Merritt Seven
-----------------------------------------------------    Norwalk, CT 06856               ------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   TOTAL OFFICE                                                                                    3145
                   EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Vehicles
-----------------------------------------------------------------------------------------------------------------------
Central Office     98 Mercedes        DBKK47F9WF006713   Jerry Sunderland                  05/25/98  05/25/03      934
                                                         2017 Raintree Rd.
                                                         Edmond, OK 73013
-----------------------------------------------------------------------------------------------------------------------
Central Office     99 Porsche         WP0AA2990XS624779  Donald E.  Smith                  03/29/99  03/28/02      906
                   99 Lexus           JTGHT00W8X0048961  1816 Victoria Place               03/31/99  03/30/03      576
                                                         Edmond, OK 73003
-----------------------------------------------------------------------------------------------------------------------
                   TOTAL                                                                                          2416
                   VEHICLES
-----------------------------------------------------------------------------------------------------------------------
                   TOTAL ALL                                                                                      5561
                   LEASES
-----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT L

                                 PENSION PLANS


The Loan Parties and their Subsidiaries have the following Plans:

=========================================================================
               Party                             Type of Plan
------------------------------------  -----------------------------------

Avalon Correctional Services, Inc.     An ERISA Exempt Retirement
                                       Deferred Compensation Plan
-------------------------------------------------------------------------
Avalon Correctional Services, Inc.     401k Plan
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

=========================================================================

                                   EXHIBIT O

                                PERMITTED LIENS


1.   All liens upon airplanes (including airplane engines) owned by any Loan
     Party

2.   All liens upon any automobiles owned by any Loan Party.

3. All liens for security of Permitted Purchase Money Indebtedness and Permitted Purchase Money Liens.

4.   Liens on the El Paso Property.

5. Liens created by the existing permitted indebtedness on the El Paso Property, being collectively (a) that certain promissory note dated as of December 23, 1991, in the original principal amount of $2,300,577.98 payable to the order of Chicorp Financial Services, Inc., and executed by Secure Corrections, Inc., and (b) that certain promissory note dated as of November 30, 1995, in the original principal amount of $1,000,000 payable to the order of Chicorp Financial Services, Inc. and executed by Secure Corrections, Inc.; each promissory note described in the foregoing clauses
     (a) and (b) being secured by that certain Deed of Trust dated as of December 23, 1991, upon the El Paso Property.

                                   EXHIBIT P

                                 FLEET CAPITAL



                                 SEE ATTACHED

                          ---------------------------
                                 FLEET CAPITAL
                          ---------------------------
                          ---------------------------
                           FLEET CAPITAL CORPORATION
                          ---------------------------

                         -----------------------------
                          Borrowing Certificate (A/R)
                         -----------------------------


-------------------------------------------------------
Client: AVALON COMMUNITY SERVICES    LOAN NUMBER: AVA01
-------------------------------------------------------
ASSIGNMENT NUMBER:                   COLLECTION NUMBER:
-------------------------------------------------------
DATES COVERED:       11/30/99
-------------------------------------------------------


----------------------------------------------------------
        Collateral              Loan
----------------------------------------------------------
Beginning Balance        Beginning Balance
----------------------------------------------------------
2.  Sales (+)            10.  Cash (Checks/ACH) (-)
----------------------------------------------------------
3.  Credit Memos (-)     11.  Cash (Wire) (-)
----------------------------------------------------------
4.  Adjustments (+)      12.  Adjustments (+/-)
----------------------------------------------------------
5.  Adjustments (-)      13.  Advance (+)
----------------------------------------------------------
6.  Cash Receipts (-)    Current Balance
----------------------------------------------------------
7.  Discounts (-)        Remaining Availability
----------------------------------------------------------
8.  Overpayments (+)                Explanation
----------------------------------------------------------
Current Balance
----------------------------------------------------------

----------------------------------------------------------
Ineligible
----------------------------------------------------------
Eligible Collateral   %
----------------------------------------------------------
Less Reserve
----------------------------------------------------------
Qualified Collateral
----------------------------------------------------------


The foregoing information is delivered to Fleet Capital Corporation, (" Fleet") in accordance with a Loan and Security Agreement between Fleet and Avalon Correctional Services, Inc., dated 12/9/99. I hereby certify tl1 the information contained herein is true and correct as of the dates shown herein. Nothing contained herein. Nothing contained herein shall constitute a waiver, modification, or limitation of any of the terms or conditions set forth in the referenced Loan and Security Agreement.

----------------------------------------------------------
Approved by:                     Prepared by:
----------------------------------------------------------
Title:                           Title:
----------------------------------------------------------
Date:                            Date:         3/22/00
----------------------------------------------------------

ORIGINAL               BATCH                 BOOKKEEPER                   CLIENT

                                ---------------
                                 FLEET CAPITAL
                                ---------------
                          ---------------------------
                           FLEET CAPITAL CORPORATION
                          ---------------------------

                               ----------------
                                Ineligible A/R
                               ----------------


================================================================================
Client Name: AVALON COMMUNITY SERVICES
--------------------------------------------------------------------------------
CLIENT NUMBER: AVA 01
--------------------------------------------------------------------------------
DATE:    11/30/99
================================================================================

================================================================================
                 Total   Current    30 Days   60 Days   90 Days    Over 120 Days
--------------------------------------------------------------------------------
Aging Summary      0.00    0.00       0.00      0.00      0.00          0.00
--------------------------------------------------------------------------------
Percent to Gross  100%    #DIV/0     #DIV/0    #DIV/0    #DIV/0        #DIV/0
================================================================================

Following is a listing of the ineligible accounts receivable as of:
                                                                    ------------
================================================================================
Balances Over 90 Days                                                   $0.00
--------------------------------------------------------------------------------
Cross Aged (25% OR MORE (greater than) 90 Days)                         $0.00
--------------------------------------------------------------------------------
Credits Over Eligible Period                                            $0.00
--------------------------------------------------------------------------------
Contras (offset)                                                        $0.00
--------------------------------------------------------------------------------
Intercompany                                                            $0.00
--------------------------------------------------------------------------------
Employee Receivables                                                    $0.00
--------------------------------------------------------------------------------
Federal Accounts                                                        $0.00
--------------------------------------------------------------------------------
Foreign Accounts                                                        $0.00
--------------------------------------------------------------------------------
Unbilled Accounts                                                       $0.00
--------------------------------------------------------------------------------
Other                                                                   $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Ineligible A/R for Borrowing Purposes              $0.00
--------------------------------------------------------------------------------
Previous Ineligible A/R for Borrowing Purposes           $0.00
--------------------------------------------------------------------------------
Difference                                               $0.00
================================================================================

================================================================================
Prepared By:                                    Date:
--------------------------------------------------------------------------------
Approved:                                       Date Adjusted:
================================================================================

                                   EXHIBIT Q

                   PROPERTY ACQUIRED WITHIN PAST FIVE YEARS

     Description of Property
     -----------------------

1.   Avalon Correctional Center
     302 W. Archer Street
     Tulsa, OK 74103

2.   Carver Center
     2801 S.W. Third Street
     Oklahoma City, OK 73108

3. El Paso - Intermediate Sanction Facility (acquired from Secure Corrections, Inc.)
     1650 Horizon Boulevard
     El Paso Texas 79927

4. Turley Correctional Center (acquired from Freedom Ranch, Inc.) 6101 N. Cincinnati Avenue
     Tulsa, OK 74123

5.   Union City Juvenile Center
     700 N. SH 81
     Union City, OK 73090

6.   El Paso Phase I Expansion (Multi-use facility)
     1700 Horizon Boulevard
     El Paso, TX 79927

7. The Villa at Greeley (acquired from University Holdings, L.L.C.) 1730-1750-1760 Sixth Avenue
     Greeley, Colorado

8.   The Phoenix Center
     8031 Highway I-76
     Henderson, CO 80221

                                   EXHIBIT S

                    CHANGES IN AGGREGATE VALUE OF EQUIPMENT
            AND REAL ESTATE OUTSIDE OF ORDINARY COURSE OF BUSINESS

1. Acquisition of real and personal property from University Holdings, L.L.C., (acquisition of The Villa at Greeley, L.L.C., and related operations and personal property)

2. Acquisition of real and personal property from Adams Community Corrections Program, Inc., (acquisition of The Phoenix Center, and related operations and personal property)

3. Completion of Union City Juvenile Center, located at 700 N. SH 81, Union City, Oklahoma

4. Completion of El Paso Phase I Expansion, 1700 Horizon Boulevard, El Paso, Texas.

5. Construction of Turley Correctional Center new building, 6101 N. Cincinnati Avenue, Tulsa, Oklahoma.